UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSR/A

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-02688

Name of Fund:  BlackRock Municipal Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Municipal Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/06

Date of reporting period: 07/01/05 - 06/30/06

Item 1 - Report to Stockholders


Annual Report (As Restated)
June 30, 2006


Merrill Lynch
Municipal Bond Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Municipal Bond Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


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A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



We are pleased to present to you the management teams of

       Merrill Lynch Municipal Bond Fund, Inc.


Short-Term Portfolio


Peter Hayes, who joined Merrill Lynch Investment Managers in 1987, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - Short-Term Portfolio. Mr. Hayes received a bachelor's degree from the College of the Holy Cross. Mr. Hayes' team includes Thomas Steffens. Mr. Steffens received a bachelor's degree from Villanova University.



Table of Contents                                                         Page

A Letter From the President                                                  2
A Discussion With Your Fund's Portfolio Managers                             5
Announcement to Shareholders                                                 8
Performance Data                                                             9
Portfolio Information                                                       14
Disclosure of Expenses                                                      15
Schedule of Investments--Short-Term Portfolio                               18
Schedule of Investments--Insured Portfolio (As Restated. See Note 8)        20
Schedule of Investments--National Portfolio (As Restated. See Note 8)       23
Financial Statements (As Restated. See Note 8)                              33
Financial Highlights (As Restated. See Note 8)                              39
Notes to Financial Statements                                               45
Report of Independent Registered Public Accounting Firm                     55
Disclosure of New Investment Advisory Agreement                             56
Important Tax Information                                                   61
Officers and Directors                                                      61


Peter J. Hayes
Senior Portfolio Manager



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Insured Portfolio


Robert DiMella, who joined Merrill Lynch Investment Managers in 1993, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. -
Insured Portfolio. Mr. DiMella received a bachelor's degree from the University of Connecticut and an MBA from Rutgers University. He is a CFA (R) charterholder and a member of the CFA Institute. Mr. DiMella's team includes Portfolio Assistant Janine Bianchino and Analysts Jeff Moore, Mary Ezzo and Timothy Milway. Mr. Moore and Mr. Milway are CFA charterholders and members of the CFA Institute.


Robert A. DiMella
Senior Portfolio Manager


National Portfolio


Walter O'Connor, who joined Merrill Lynch Investment Managers in 1991, is the Senior Portfolio Manager of Merrill Lynch Municipal Bond Fund, Inc. - National Portfolio. Mr. O'Connor received a bachelor's degree from the University of Notre Dame. He is a CFA charterholder and a member of the CFA Institute as well as a member of the New York Society of Security Analysts. Mr. O'Connor's team includes Jim Schwartz and Greg Bennett. Mr. Schwartz earned a bachelor's degree from Rutgers College and an MBA from Monmouth University. He is a CFA charterholder. Mr. Bennett earned a bachelor's degree from West Chester University.


   CFA (R) and Chartered Financial Analyst (R) are trademarks owned by the CFA Institute.


Walter C. O'Connor
Senior Portfolio Manager



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers


Municipal bond market fundamentals appear positive going forward, and we expect the combination of high credit quality and fairly neutral interest rate positioning to serve the Portfolios well.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in the final three months. Bond prices, which move opposite of yields, declined as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices.

The Federal Reserve Board (the Fed) increased short-term interest rates at each of its meetings during the year, bringing the federal funds target rate to 5.25% at period-end. The yield curve continued to flatten as short-term interest rates rose more than longer-term rates. Over the past 12 months, 30-year U.S. Treasury bond yields rose 100 basis points (1.00%) to 5.19% and 10-year U.S. Treasury note yields rose 121 basis points to 5.15%, the highest level since May 2002. At the short end, two-year Treasury yields rose 150 basis points to 5.16%.

While municipal bond yields also rose in recent months, the market's strong technical position provided significant price support and allowed municipal bond prices to decline much less than taxable bond prices. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 37 basis points to 4.63%, while yields on AAA-rated issues maturing in 10 years rose 69 basis points to 4.14%. Two-year, AAA-rated issues saw their yields rise 110 basis points to 3.73%.

The municipal market has been supported by increased retail investor demand and declining supply. Year-to-date, over $179 billion in new long-term tax-exempt bonds was underwritten, a decline of 14% compared to the first half of 2005 and the lowest initial semi-annual volume in the past four years. The decline largely has been the result of a 52% drop in refunding activity so far this year. Rising bond yields have made the refinancing of existing higher-couponed debt less attractive, as the potential savings have rapidly diminished. In addition, the improved fiscal conditions of many state and local governments have resulted in lower borrowing trends, as many new municipal capital projects have been financed from existing budget surpluses. At the same time, municipal bond fund flows have remained positive. As reported by the Investment Company Institute, open-end tax-exempt bond funds received net new cash inflows of more than $6.2 billion in the first five months of 2006, compared to $1.4 billion during the same period in 2005.

Looking ahead, the fundamentals for the municipal market appear positive. Demand is expected to be sustained as investors receive cash flow from coupon income and the proceeds of bond maturities and calls. In addition, new issuance should be manageable. The favorable supply/demand dynamic, coupled with attractive yields relative to comparable U.S. Treasury bonds, should continue to support the municipal market in the coming months.


Short-Term Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Short-Term Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +1.47%, +1.11%, +1.21% and +1.57%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 13 of this report to shareholders.) For the same period, the Portfolio's unmanaged benchmarks, the Lehman Brothers Municipal Bond 3-Year General Obligation Index and the Lehman Brothers Municipal Bond Index, had respective returns of +0.95% and +0.89%. The Portfolio's comparable Lipper category of Short Municipal Debt Funds posted an average return of +1.96% for the 12-month period. (Funds in the Short Municipal Debt Funds category invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.)

As mentioned earlier, the Fed continued to tighten monetary policy during the year by raising the federal funds rate 25 basis points at each of its meetings, as it had done since June 2004 when the target interest rate stood at 1.00%. The last interest rate increase on June 29 brought the funds rate to 5.25%, which has exacerbated the flat yield curve environment. Since the Fed's actions have had the most impact on the short end of the yield curve, where the Portfolio operates, we continued to maintain a defensive investment stance for most of the 12-month period in an effort to cushion the Portfolio's underlying value. Specifically, we kept the portfolio's average maturity shorter than that of our peer group, as we sought to avoid locking in to longer maturities as the Fed continued to raise interest rates. The Portfolio's cash reserves also were generally kept higher than they would be in a more stable rate environment. Although the Portfolio's net asset value fell due to the impact of the Fed tightening, the fall was minimized through our investment approach.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers (continued)


What changes were made to the Portfolio during the period?

The most significant change reflected our decision to maintain a higher cash position in the rising interest rate environment. Rates on cash equivalent securities change at either daily or weekly intervals to reflect current yields, thereby providing the Portfolio with principal protection in rising rate markets. At times when cash equivalent yields were expected to fall due to high demand in the market, we drew down cash to purchase bonds with very short maturities, thus enhancing the yield of the Portfolio. However, any market strength was generally viewed as a selling opportunity and provided us with a means to sell at temporarily inflated prices and reestablish our cash position.

The Portfolio continues to be heavily weighted in securities rated AA or better, which tend to outperform lower-rated issues in periods of rising interest rates.


How would you characterize the Portfolio's position at the close of the period?

We continue to maintain a high-quality Portfolio that we believe is well positioned for the prevailing environment. This includes a healthy cash position, which provides us with the means to take advantage of higher yields once the end of the Fed's tightening cycle becomes evident.

We will continue to assess the economic data in an effort to gauge the strength of the overall economy and the inflation picture in the United States. The Fed has indicated it is "data-dependent" in determining monetary policy, and we believe these will be key components in the central bank's decision on when to pause in its interest rate-hiking cycle. Should the cycle appear to be drawing to a close, we will reduce our cash position and extend the Portfolio's duration to a neutral posture. Given the recent outlook, we expect that this change may come in the third quarter.


Peter J. Hayes
Vice President and Senior Portfolio Manager


Insured Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2006, Insured Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +0.44%, +0.05%, -0.12% and +0.82%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 13 of this report to shareholders.) For the same period, the broad-market Lehman Brothers Municipal Bond Index returned +0.89%. Notably, the index measures the performance of insured and uninsured municipal bonds throughout the nation, while the Portfolio focuses on higher-quality insured issues.

The Portfolio outperformed its comparable Lipper category of Insured Municipal Debt Funds, which had an average return of -0.08% for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues insured as to timely payment.) For the most part, we attribute the Portfolio's relative outperformance to our yield curve positioning and our strategy of favoring refundable issues. We were overweight in bonds with maturities greater than 20 years for most of the period, which helped the Portfolio's relative performance as interest rates on bonds with maturities greater than 20 years increased at a slower rate than bonds with shorter maturities (that is, the municipal yield curve flattened). In addition, the Portfolio benefited from the advance refunding of several large holdings during the period. When municipal bonds are advance refunded, or refinanced ahead of their maturity dates, their prices generally increase sharply.


What changes were made to the Portfolio during the period?

Throughout the period, we continued to focus on securities that we felt represented the best relative value in the insured municipal marketplace. With yield spreads at relatively narrow levels, we increased our exposure to municipal bonds from high-tax states in which demand for tax-exempt securities is strong, such as New Jersey, California and Massachusetts. We believe bonds issued in these states should outperform when spreads widen in the future.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



In addition, we increased our exposure to bonds insured by newer entrants to the municipal insurance arena, such as XLCA and CIFG. We were able to book some incremental yield on these securities because of their insurers' short histories, but we expect their spreads to narrow over time as the insurers establish a track record in the market. We believe this will ultimately generate positive relative performance for the Fund.


How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio was fully invested and positioned neutrally relative to the market with respect to interest rate risk. We are also looking to shift our yield-curve strategy to a more neutral positioning because of the possibility that the curve's trend toward flattening may be nearing its conclusion. We continue to emphasize the Portfolio's competitive yield versus its peers, as well as the preservation of net asset value.


Robert A. DiMella, CFA
Vice President and Senior Portfolio Manager


National Portfolio


How did the Portfolio perform during the period in light of the existing market conditions?

For the 12-month period ended June 30, 2006, National Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +1.77%, +1.25%, +1.20% and +2.02%, respectively. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 9 - 13 of this report to shareholders.) For the same period, the Portfolio's benchmark, the Lehman Brothers Municipal Bond Index, returned +0.89% and the Lipper General Municipal Debt Funds category had an average return of +0.71%. (Funds in this Lipper category invest primarily in municipal debt issues in thetop four credit-rating categories.)

The Portfolio's significant outperformance versus the benchmark and its Lipper group average is attributable to a number of factors. First, we have consistently focused on a strategy that maximizes the Portfolio's current yield. This means distributions to shareholders are regularly near the top of the Lipper group and, over time, serve to enhance total return. Over the past 12 months, we also saw a continued tightening of credit spreads, which allowed lower-quality, higher-yielding credits to outperform higher-quality issues of comparable maturity. As such, a portion of the Portfolio's higher-yielding credits experienced above-average price appreciation. Lastly, we maintained a below-market duration (a measure of sensitivity to interest rates) in order to protect the Portfolio's underlying value in the rising interest rate environment of the past year.


What changes were made to the Portfolio during the period?

In a period of Fed tightening and rising long-term interest rates, our strategy over the 12 months was aimed at protecting the Portfolio's net asset value and delivering as high a current return as possible given the Portfolio's relatively conservative credit parameters. Municipal issuers, meanwhile, have been refinancing their existing, higher-couponed debt as interest rates have fallen over the past several years. While some of the Portfolio's higher-couponed bonds were called during the period as a result of this refinancing boom, we were rewarded for our patient approach to reinvesting the proceeds. In keeping with our overall strategy, we allowed call proceeds to build as cash reserves during periods when interest rates were inopportune, and then recommitted the funds whenever rates rose to more advantageous levels. This approach helped to maintain our current income distribution, while also protecting the Portfolio's net asset value.

Toward the end of the period, as 10-year Treasury issues and the federal funds rate both approached 5.25%, rates on the long end of the municipal yield curve moved higher. We viewed this as an opportunity to begin purchasing longer-dated bonds in pursuit of a more neutral duration posture. Although issuance of new municipal bonds declined year-over-year, we were still able to accomplish our restructuring efforts through the new-issue market as well as significant growth in the secondary market that resulted due to selling by insurance companies and trading accounts.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers (concluded)


How would you characterize the Portfolio's position at the close of the period?

Interest rates rose during the past 12 months and restored better valuation at the long end of the fixed income markets. We used this opportunity to achieve a fully invested position and a neutral duration stance by period-end. New purchases have been concentrated in higher-grade securities, reflecting our ongoing commitment to a high-quality portfolio and also the fact that credit spreads are at historically tight levels. The tight spreads mean there is little yield advantage to be realized from investment in lower-quality issues and, therefore, we are not inclined to take on the additional risk.

Going forward, should we see any additional rise in long-term rates, we will look to take on a more aggressive duration position and increase our use of inverse floaters in an effort to augment the Portfolio's yield. To make such moves, however, we would need to see a higher average coupon than is currently available in the market. In the meantime, we continue our efforts to protect the Portfolio's value while also providing our shareholders with an above-average yield.


Walter C. O'Connor, CFA
Vice President and Senior Portfolio Manager


July 21, 2006



Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment manage-ment business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The
Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and an account maintenance fee of 0.25% per year (but no distribution fee) for Insured and National Portfolios. Short-Term Portfolio incurs a maximum initial sales charge (front-end load) of 1% and an account maintenance fee of 0.10% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years for Insured and National Portfolios. Short-Term Portfolio is subject to a maximum contingent deferred sales charge of 1% if redeemed within three years of purchase. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule and one-year schedule, respectively. In addition, Insured and National Portfolios are subject to a distribution fee of 0.50% per year and an account maintenance fee of 0.25% per year. Short-Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. All three classes of shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% per year and an account maintenance fee of 0.25% per year for Insured and National Portfolios. Short-Term Portfolio is subject to a distribution fee of 0.20% per year and an account maintenance fee of 0.15% per year. In addition, Class C Shares for all three Portfolios are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares for all Portfolios are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, each Portfolio's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser reimbursed a portion of its management fee. Without such reimbursement, performance would have been lower.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (continued)

Recent Performance Results*

                                                               6-Month          12-Month        10-Year       Standardized
As of June 30, 2006                                          Total Return     Total Return    Total Return    30-day Yield
Short-Term Portfolio Class A Shares                             +0.87%           +1.47%          +35.45%          3.13%
Short-Term Portfolio Class B Shares                             +0.63            +1.11           +31.88           2.91
Short-Term Portfolio Class C Shares                             +0.73            +1.21           +31.68           2.90
Short-Term Portfolio Class I Shares                             +0.81            +1.57           +36.66           3.26
Insured Portfolio Class A Shares                                -0.14            +0.44           +64.41           3.42
Insured Portfolio Class B Shares                                -0.39            +0.05           +56.29           3.05
Insured Portfolio Class C Shares                                -0.42            -0.12           +55.51           3.00
Insured Portfolio Class I Shares                                -0.02            +0.82           +68.75           3.81
National Portfolio Class A Shares                               +0.84            +1.77           +71.27           3.80
National Portfolio Class B Shares                               +0.59            +1.25           +62.80           3.45
National Portfolio Class C Shares                               +0.47            +1.20           +62.00           3.40
National Portfolio Class I Shares                               +0.87            +2.02           +75.56           4.22
Lehman Brothers 3-Year General Obligation Bond Index++          +0.53            +0.95           +48.93            --
Lehman Brothers Municipal Bond Index++++                        +0.28            +0.89           +75.57            --

     * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date.

    ++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

  ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (continued)                               Short-Term Portfolio


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Short-Term Portfolio++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++ and Lehman Brothers 3-Year General Obligation Bond Index++++++. Values illustrated are as follows:


Short-Term Portfolio++
Class A Shares*

Date                                             Value

June 1996                                      $ 9,900.00
June 1997                                      $10,335.00
June 1998                                      $10,795.00
June 1999                                      $11,117.00
June 2000                                      $11,471.00
June 2001                                      $12,156.00
June 2002                                      $12,643.00
June 2003                                      $12,993.00
June 2004                                      $13,058.00
June 2005                                      $13,215.00
June 2006                                      $13,409.00


Short-Term Portfolio++
Class B Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,413.00
June 1998                                      $10,818.00
June 1999                                      $11,143.00
June 2000                                      $11,468.00
June 2001                                      $12,122.00
June 2002                                      $12,563.00
June 2003                                      $12,878.00
June 2004                                      $12,909.00
June 2005                                      $13,043.00
June 2006                                      $13,188.00


Short-Term Portfolio++
Class C Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,411.00
June 1998                                      $10,815.00
June 1999                                      $11,128.00
June 2000                                      $11,451.00
June 2001                                      $12,093.00
June 2002                                      $12,544.00
June 2003                                      $12,860.00
June 2004                                      $12,890.00
June 2005                                      $13,011.00
June 2006                                      $13,168.00


Short-Term Portfolio++
Class I Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,440.00
June 1998                                      $10,884.00
June 1999                                      $11,252.00
June 2000                                      $11,621.00
June 2001                                      $12,328.00
June 2002                                      $12,834.00
June 2003                                      $13,203.00
June 2004                                      $13,281.00
June 2005                                      $13,454.00
June 2006                                      $13,666.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,825.00
June 1998                                      $11,762.00
June 1999                                      $12,087.00
June 2000                                      $12,480.00
June 2001                                      $13,726.00
June 2002                                      $14,675.00
June 2003                                      $15,958.00
June 2004                                      $16,079.00
June 2005                                      $17,403.00
June 2006                                      $17,557.00


Lehman Brothers 3-Year General Obligation Bond Index++++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,530.00
June 1998                                      $11,095.00
June 1999                                      $11,504.00
June 2000                                      $11,925.00
June 2001                                      $12,838.00
June 2002                                      $13,619.00
June 2003                                      $14,294.00
June 2004                                      $14,382.00
June 2005                                      $14,753.00
June 2006                                      $14,893.00


      * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

     ++ Short-Term Portfolio invests primarily in investment grade municipal bonds (bonds rated Baa or better) with a maximum maturity not to exceed 4 years.

   ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

 ++++++ This unmanaged Index consists of state and local government obligation bonds that mature in 3 - 4 years, rated Baa or better.

        Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                     +1.47%            +0.46%
Five Years Ended 6/30/06                   +1.98             +1.78
Ten Years Ended 6/30/06                    +3.08             +2.98



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                     +1.11%            +0.12%
Five Years Ended 6/30/06                   +1.70             +1.70
Ten Years Ended 6/30/06                    +2.81             +2.81



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                     +1.21%            +0.22%
Five Years Ended 6/30/06                   +1.72             +1.72
Ten Years Ended 6/30/06                    +2.79             +2.79



Class I Shares                                              Return

One Year Ended 6/30/06                                      +1.57%
Five Years Ended 6/30/06                                    +2.08
Ten Years Ended 6/30/06                                     +3.17

      * Maximum sales charge is 1%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after three years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (continued)                                  Insured Portfolio


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Insured Portfolio++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:


Insured Portfolio++
Class A Shares*

Date                                             Value

June 1996                                      $ 9,600.00
June 1997                                      $10,316.00
June 1998                                      $11,105.00
June 1999                                      $11,263.00
June 2000                                      $11,368.00
June 2001                                      $12,477.00
June 2002                                      $13,306.00
June 2003                                      $14,472.00
June 2004                                      $14,488.00
June 2005                                      $15,715.00
June 2006                                      $15,784.00


Insured Portfolio++
Class B Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,678.00
June 1998                                      $11,451.00
June 1999                                      $11,541.00
June 2000                                      $11,604.00
June 2001                                      $12,655.00
June 2002                                      $13,445.00
June 2003                                      $14,550.00
June 2004                                      $14,473.00
June 2005                                      $15,621.00
June 2006                                      $15,629.00


Insured Portfolio++
Class C Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,686.00
June 1998                                      $11,439.00
June 1999                                      $11,524.00
June 2000                                      $11,581.00
June 2001                                      $12,624.00
June 2002                                      $13,405.00
June 2003                                      $14,499.00
June 2004                                      $14,415.00
June 2005                                      $15,570.00
June 2006                                      $15,551.00


Insured Portfolio++
Class I Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,772.00
June 1998                                      $11,639.00
June 1999                                      $11,821.00
June 2000                                      $11,960.00
June 2001                                      $13,159.00
June 2002                                      $14,087.00
June 2003                                      $15,338.00
June 2004                                      $15,392.00
June 2005                                      $16,738.00
June 2006                                      $16,875.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,825.00
June 1998                                      $11,762.00
June 1999                                      $12,087.00
June 2000                                      $12,480.00
June 2001                                      $13,726.00
June 2002                                      $14,675.00
June 2003                                      $15,958.00
June 2004                                      $16,079.00
June 2005                                      $17,403.00
June 2006                                      $17,557.00


      * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

     ++ Insured Portfolio invests primarily in long-term, investment grade municipal bonds (bonds rated Baa or better) covered by portfolio insurance guaranteeing the timely payment of principal at maturity and interest.

   ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

        Past performance is not indicative of future results.



Average Annual Total Return


                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                     +0.44%            -3.58%
Five Years Ended 6/30/06                   +4.81             +3.96
Ten Years Ended 6/30/06                    +5.10             +4.67



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                     +0.05%            -3.79%
Five Years Ended 6/30/06                   +4.31             +3.97
Ten Years Ended 6/30/06                    +4.57             +4.57



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                     -0.12%            -1.08%
Five Years Ended 6/30/06                   +4.26             +4.26
Ten Years Ended 6/30/06                    +4.51             +4.51


Class I Shares                                              Return

One Year Ended 6/30/06                                      +0.82%
Five Years Ended 6/30/06                                    +5.10
Ten Years Ended 6/30/06                                     +5.37

      * Maximum sales charge is 4%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Performance Data (concluded)                                 National Portfolio


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in National Portfolio++ Class A, Class B, Class C and Class I Shares* compared to a similar investment in the Lehman Brothers Municipal Bond Index++++. Values illustrated are as follows:



National Portfolio++
Class A Shares*

Date                                             Value

June 1996                                      $ 9,600.00
June 1997                                      $10,423.00
June 1998                                      $11,255.00
June 1999                                      $11,371.00
June 2000                                      $11,416.00
June 2001                                      $12,564.00
June 2002                                      $13,410.00
June 2003                                      $14,480.00
June 2004                                      $14,860.00
June 2005                                      $16,157.00
June 2006                                      $16,442.00


National Portfolio++
Class B Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,792.00
June 1998                                      $11,606.00
June 1999                                      $11,666.00
June 2000                                      $11,652.00
June 2001                                      $12,760.00
June 2002                                      $13,550.00
June 2003                                      $14,557.00
June 2004                                      $14,864.00
June 2005                                      $16,079.00
June 2006                                      $16,280.00


National Portfolio++
Class C Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,797.00
June 1998                                      $11,606.00
June 1999                                      $11,660.00
June 2000                                      $11,641.00
June 2001                                      $12,729.00
June 2002                                      $13,510.00
June 2003                                      $14,521.00
June 2004                                      $14,820.00
June 2005                                      $16,008.00
June 2006                                      $16,200.00


National Portfolio++
Class I Shares*

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,884.00
June 1998                                      $11,794.00
June 1999                                      $11,945.00
June 2000                                      $12,010.00
June 2001                                      $13,252.00
June 2002                                      $14,179.00
June 2003                                      $15,361.00
June 2004                                      $15,803.00
June 2005                                      $17,208.00
June 2006                                      $17,556.00


Lehman Brothers Municipal Bond Index++++

Date                                             Value

June 1996                                      $10,000.00
June 1997                                      $10,825.00
June 1998                                      $11,762.00
June 1999                                      $12,087.00
June 2000                                      $12,480.00
June 2001                                      $13,726.00
June 2002                                      $14,675.00
June 2003                                      $15,958.00
June 2004                                      $16,079.00
June 2005                                      $17,403.00
June 2006                                      $17,557.00

    * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

   ++ National Portfolio invests primarily in long-term municipal bonds rated in any rating category.

 ++++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds, all of which mature within 30 years.

      Past performance is not indicative of future results.




Average Annual Total Return




                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/06                     +1.77%            -2.30%
Five Years Ended 6/30/06                   +5.53             +4.67
Ten Years Ended 6/30/06                    +5.53             +5.10



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 6/30/06                     +1.25%            -2.64%
Five Years Ended 6/30/06                   +4.99             +4.66
Ten Years Ended 6/30/06                    +4.99             +4.99



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 6/30/06                     +1.20%            +0.23%
Five Years Ended 6/30/06                   +4.94             +4.94
Ten Years Ended 6/30/06                    +4.94             +4.94



Class I Shares                                              Return

One Year Ended 6/30/06                                      +2.02%
Five Years Ended 6/30/06                                    +5.79
Ten Years Ended 6/30/06                                     +5.79

     * Maximum sales charge is 4%.

    ** Assuming maximum sales charge.

    ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

  ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Portfolio Information as of June 30, 2006


Distribution by Market Sector
(As Restated for Insured Portfolio and National Portfolio. See Note 8)


                                              Percent of
                                                 Total
Short-Term Portfolio                          Investments

Other Revenue Bonds                               50.3%
General Obligation & Tax Revenue Bonds            34.9
Prerefunded Bonds                                 14.8



                                               Percent of
                                                 Total
Insured Portfolio                             Investments

Other Revenue Bonds                               58.4%
General Obligation & Tax Revenue Bonds            30.1
Prerefunded Bonds                                 11.5



                                               Percent of
                                                 Total
National Portfolio                            Investments

Other Revenue Bonds                               70.7%
General Obligation & Tax Revenue Bonds            18.4
Prerefunded Bonds                                 10.9


The financial statements and financial highlights of Insured Portfolio and National Portfolio in this report have been restated as described in Note 8 to the financial statements. Other information in this report affected by the restatement has been revised.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2006 and held through June 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

Each of the Actual tables below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

Each of the Hypothetical tables below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


Short-Term Portfolio

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2006
                                                              January 1,          June 30,         to June 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $1,008.70            $2.69
Class B                                                         $1,000           $1,006.30            $3.98
Class C                                                         $1,000           $1,007.30            $3.98
Class I                                                         $1,000           $1,008.10            $2.19

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,022.12            $2.71
Class B                                                         $1,000           $1,020.83            $4.01
Class C                                                         $1,000           $1,020.83            $4.01
Class I                                                         $1,000           $1,022.62            $2.21

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.54% for Class A, .80% for Class B, .80% for Class C and .44% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of Expenses (continued)                            Insured Portfolio


Including Interest Expense and Fees


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2006
                                                              January 1,          June 30,         to June 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $  998.60            $4.91
Class B                                                         $1,000           $  996.10            $7.42
Class C                                                         $1,000           $  995.80            $7.67
Class I                                                         $1,000           $  999.80            $3.67

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,019.89            $4.96
Class B                                                         $1,000           $1,017.36            $7.50
Class C                                                         $1,000           $1,017.11            $7.75
Class I                                                         $1,000           $1,021.13            $3.71


 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.99% for Class A, 1.50% for Class B, 1.55% for Class C and .74% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



Excluding Interest Expense and Fees

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2006
                                                              January 1,          June 30,         to June 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $  998.60            $3.47
Class B                                                         $1,000           $  996.10            $5.99
Class C                                                         $1,000           $  995.80            $6.24
Class I                                                         $1,000           $  999.80            $2.23

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,021.33            $3.51
Class B                                                         $1,000           $1,018.80            $6.06
Class C                                                         $1,000           $1,018.55            $6.31
Class I                                                         $1,000           $1,022.57            $2.26

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.70% for Class A, 1.21% for Class B, 1.26% for Class C and .45% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of Expenses (concluded)                           National Portfolio


Including Interest Expense and Fees


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2006
                                                              January 1,          June 30,         to June 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $1,008.40            $5.43
Class B                                                         $1,000           $1,005.90            $7.96
Class C                                                         $1,000           $1,004.70            $8.20
Class I                                                         $1,000           $1,008.70            $4.18

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,019.39            $5.46
Class B                                                         $1,000           $1,016.87            $8.00
Class C                                                         $1,000           $1,016.62            $8.25
Class I                                                         $1,000           $1,020.63            $4.21

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.09% for Class A, 1.60% for Class B, 1.65% for Class C and .84% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



Excluding Interest Expense and Fees

                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value     January 1, 2006
                                                              January 1,          June 30,         to June 30,
                                                                 2006               2006               2006
Actual

Class A                                                         $1,000           $1,008.40            $4.13
Class B                                                         $1,000           $1,005.90            $6.66
Class C                                                         $1,000           $1,004.70            $6.91
Class I                                                         $1,000           $1,008.70            $2.89

Hypothetical (5% annual return before expenses)**

Class A                                                         $1,000           $1,020.68            $4.16
Class B                                                         $1,000           $1,018.16            $6.71
Class C                                                         $1,000           $1,017.91            $6.95
Class I                                                         $1,000           $1,021.92            $2.91

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (.83% for Class A, 1.34% for Class B, 1.39% for Class C and .58% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments as of June 30, 2006                Short-Term Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Alaska--1.5%

  $ 5,000    Alaska State Housing Financing Corporation,
             Collateralized Revenue Bonds (Veterans
             Mortgage Program), AMT, 3.43%
             due 12/01/2006 (f)                                      $    4,990

Arkansas--3.0%

   10,000    Arkansas State, Federal Highway Grant
             Anticipation and Tax Revenue Bonds, GO,
             Series A, 5.25% due 8/01/2007                               10,156

California--1.1%

    3,650    Contra Costa County, California, M/F Housing
             Revenue Bonds (Pleasant Hill--Bart Transit),
             AMT, Series A, 3.95% due 12/05/2007                          3,641

Colorado--2.2%

    7,500    Colorado State, General Fund Revenue Bonds,
             RAN, 4.50% due 6/27/2007                                     7,553

Connecticut--2.1%

    6,925    Connecticut State, Special Tax Obligation,
             Revenue Refunding Bonds (Transportation
             Infrastructure), Series B, 5% due 10/01/2007 (g)             7,027

Georgia--2.6%

             Georgia Municipal Electric Authority, Power
             Revenue Refunding Bonds, Series DD (i):
      220       7% due 1/01/2008 (d)                                        230
    6,005       7% due 1/01/2008                                          6,272
    2,000    Georgia State, GO, Series B, 6.25%
             due 4/01/2008                                                2,081

Illinois--4.8%

   12,500    Chicago, Illinois, O'Hare International Airport,
             Revenue Refunding Bonds, Third Lien, Series A,
             5% due 1/01/2008 (i)                                        12,690
    3,275    Illinois State, GO, First Series, 5.50%
             due 8/01/2007                                                3,333

Indiana--3.0%

   10,000    Indiana Health Facilities Financing Authority,
             Subordinate Credit Group Revenue Bonds
             (Ascension Health), Series A, 5% due 5/01/2008              10,178

Iowa--1.2%

    4,000    Iowa Finance Authority, State Revolving Fund,
             Revenue Refunding Bonds, 5% due 8/01/2008                    4,094

Kansas--1.7%

    5,380    Kansas State Department of Transportation,
             Highway Revenue Bonds, 5.75%
             due 9/01/2009 (a)                                            5,674



     Face
   Amount    Municipal Bonds                                           Value

Louisiana--3.7%

  $ 4,200    Louisiana HFA, S/F Mortgage Revenue Bonds,
             VRDN, AMT, 3.87% due 11/28/2008 (b)                     $    4,200
    8,400    Louisiana HFA, S/F Mortgage Revenue
             Refunding Bonds, VRDN, AMT, 4.844%
             due 4/30/2007 (b)                                            8,400

Massachusetts--6.2%

   12,000    Massachusetts Municipal Wholesale Electric
             Company, Power Supply System Revenue
             Refunding Bonds (Nuclear Project Number 4
             Issue), Series A, 5% due 7/01/2007 (i)                      12,136
    8,505    Massachusetts State, Consolidated Loan, GO,
             Series C, 5% due 5/01/2008 (l)                               8,676

Michigan--0.9%

    3,000    Michigan State, GO, Series A, 4.50%
             due 9/29/2006                                                3,005

Minnesota--5.1%

    2,500    Lakeville, Minnesota, Independent School
             District Number 194, GO, Refunding, Series B,
             4% due 2/01/2007 (j)                                         2,504
    7,000    Minnesota Public Facilities Authority, Water, PCR,
             Refunding, Series C, 5% due 3/01/2008                        7,132
    7,385    Minnesota State, GO, Refunding, 5% due 8/01/2007             7,484

Missouri--1.2%

    3,980    Kansas City, Missouri, Passenger Facility Charge
             Revenue Bonds, AMT, 5% due 4/01/2007 (c)                     4,013

Nebraska--4.5%

   14,730    Nebraska Public Power District, General
             Revenue Refunding Bonds, Series A, 5.25%
             due 1/01/2008 (a)(i)                                        15,176

Nevada--0.7%

    2,430    Nevada State, Capital Improvement, GO,
             Refunding, Series A, 5% due 2/01/2009                        2,495

New Jersey--4.3%

             New Jersey State Educational Facilities Authority,
             Revenue Refunding Bonds (Higher Education Trust
             Fund), Sub-Series A-1:
    4,000       5% due 9/01/2007                                          4,052
    5,000       5% due 9/01/2008                                          5,111
    5,000    New Jersey State Transportation Trust Fund
             Authority, Transportation System Revenue
             Bonds, Series A, 5.125% due 12/15/2006 (a)(i)                5,130

New Mexico--1.7%

    5,685    New Mexico State, Severance Tax Bonds, Series A,
             5% due 7/01/2008 (i)                                         5,811



Portfolio Abbreviations


To simplify the listings of Merrill Lynch Municipal Bond Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
BAN        Bond Anticipation Notes
CARS       Complementary Auction Rate Securities
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bond
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (concluded)                        Short-Term Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York--4.6%

  $11,025    Metropolitan Transportation Authority, New York,
             Commuter Facilities Revenue Bonds, Series C-1,
             5.30% due 7/01/2009 (a)(e)                              $   11,484
    3,910    New York City, New York, GO, Series J, 5%
             due 3/01/2008                                                3,980

North Carolina--5.5%

    7,725    North Carolina Eastern Municipal Power Agency,
             Power System Revenue Bonds, Series B, 5.875%
             due 1/01/2007 (a)(i)                                         7,958
   10,500    North Carolina State, Public Improvements, GO,
             Series A, 5% due 3/01/2007                                  10,589

Oklahoma--1.0%

    3,300    Tulsa, Oklahoma, Public Facilities Authority,
             Capital Improvement Revenue Bonds, Series A,
             4.375% due 6/01/2008 (c)                                     3,332

Pennsylvania--1.6%

    5,415    Pennsylvania State, GO, Refunding, Second
             Series, 5% due 7/01/2006                                     5,415

Tennessee--4.4%

    9,725    Shelby County, Tennessee, Public Improvement
             and Schools, GO, Series A, 5% due 3/01/2008 (g)              9,906
    5,000    Tennessee State Local Development Authority
             Revenue Bonds (Student Loan Programs), BAN,
             Series A, 5% due 5/17/2007                                   5,052

Texas--13.8%

    4,500    El Paso, Texas, GO, 5.75% due 8/15/2007 (a)(g)               4,596
   14,000    Matagorda County, Texas, Navigation District
             Number 1, PCR (Central Power and Light Company),
             Refunding, Series A, 4.55% due 11/01/2006                   14,018
    4,920    San Antonio, Texas, Electric and Gas Revenue
             Refunding Bonds, 5.25% due 2/01/2007                         4,961
    2,500    San Antonio, Texas, Electric and Gas
             System, Junior Lien Revenue Bonds, 3.55%
             due 12/01/2007                                               2,488
    7,995    Texas State Public Finance Authority, GO,
             Refunding, Series A, 5.25% due 10/01/2007                    8,133
    5,455    Texas State Transportation Commission, First
             Tier Revenue Bonds, 5% due 4/01/2008                         5,559



     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 6,490    University of Texas, Financing System
             Revenue Refunding Bonds, Series D, 5%
             due 8/15/2007                                           $    6,574

Virginia--1.7%

    5,560    Virginia State Public Building Authority,
             Public Facilities Revenue Bonds, Series B, 5%
             due 8/01/2008                                                5,686

Washington--4.1%

             Energy Northwest, Washington, Electric Revenue
             Refunding Bonds (Columbia Generating Station),
             Series A:
      445       5.25% due 7/01/2008                                         457
    6,055       5.25% due 7/01/2008 (d)                                   6,212
    6,810    Washington State, GO, Series A, 5%
             due 7/01/2008 (e)                                            6,960

Wisconsin--2.9%

    2,635    Wisconsin State, GO, Series E, 4.50%
             due 5/01/2008                                                2,664
    6,890    Wisconsin State, Transportation
             Revenue Bonds, Series B, 4.50%
             due 7/01/2009 (c)                                            7,006

Puerto Rico--2.1%

    7,000    Government Development Bank of
             Puerto Rico Revenue Bonds, TECP, 5%
             due 10/10/2006                                               7,000

             Total Municipal Bonds
             (Cost--$315,566)--93.2%                                    313,274



   Shares
     Held    Short-Term Securities

   24,644    Merrill Lynch Institutional Tax-Exempt Fund,
             3.72% (h)(k)                                                24,644

             Total Short-Term Securities
             (Cost--$24,644)--7.3%                                       24,644

Total Investments (Cost--$340,210*)--100.5%                             337,918
Liabilities in Excess of Other Assets--(0.5%)                           (1,655)
                                                                     ----------
Net Assets--100.0%                                                   $  336,263
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       340,210
                                                    ===============
    Gross unrealized appreciation                   $             2
    Gross unrealized depreciation                           (2,294)
                                                    ---------------
    Net unrealized depreciation                     $       (2,292)
                                                    ===============


(a) Prerefunded.

(b) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(c) AMBAC Insured.

(d) Escrowed to maturity.

(e) FGIC Insured.

(f) FNMA/GNMA Collateralized.

(g) FSA Insured.

(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      24,640          $768


(i) MBIA Insured.

(j) XL Capital Insured.

(k) Represents the current yield as of 6/30/2006.

(l) CIFG Insured.

    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments as of June 30, 2006                   Insured Portfolio
(As Restated. See Note 8)

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Alabama--2.3%

  $ 3,020    Alabama Water Pollution Control Authority Revenue
             Bonds, 5.75% due 8/15/2018 (a)                          $    3,213
   10,000    Lauderdale County and Florence, Alabama, Health
             Care Authority Revenue Refunding Bonds (Coffee
             Health Group), Series A, 6% due 7/01/2029 (b)               10,826
    7,000    University of Alabama, University Revenue Bonds
             (Birmingham), 6% due 10/01/2009 (d)(g)                       7,442

Arkansas--0.5%

    5,000    University of Arkansas, University Revenue Bonds
             (Various Facilities-Fayetteville Campus), 5%
             due 12/01/2027 (d)                                           5,090

California--17.1%

    2,075    California State Department of Veteran Affairs, Home
             Purpose Revenue Refunding Bonds, Series A, 5.35%
             due 12/01/2027 (a)                                           2,171
             East Side Union High School District, California, Santa
             Clara County, GO (Election of 2002), Series D (i):
    2,795       5% due 8/01/2017                                          2,939
    3,480       5% due 8/01/2022                                          3,590
    5,170    Fresno, California, Unified School District, GO
             (Election of 2001), Series D, 5% due 8/01/2027 (b)           5,306
    5,000    Golden State Tobacco Securitization Corporation of
             California, Tobacco Settlement Revenue Bonds,
             Series B, 5.50% due 6/01/2013 (d)(g)                         5,419
    5,000    Los Angeles, California, GO, Series A, 5%
             due 9/01/2019 (b)                                            5,171
             Los Angeles, California, Unified School District, GO:
   24,465       (Election of 1997), Series F, 5% due 1/01/2028 (d)       25,001
   13,780       Series A, 5% due 1/01/2028 (b)                           14,082
    6,680    Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue Refunding
             Bonds, Proposition A, First Tier Senior Series A, 5%
             due 7/01/2021 (a)                                            6,935
    8,965    Modesto, California, Schools Infrastructure Financing
             Agency, Special Tax Bonds, 5.50% due 9/01/2036 (a)           9,528
   12,040    Mount Diablo, California, Unified School District, GO
             (Election of 2002), 5% due 7/01/2027 (d)                    12,297
    6,440    Palm Springs, California, Financing Authority, Lease
             Revenue Refunding Bonds (Convention Center
             Project), Series A, 5.50% due 11/01/2035 (b)                 6,918
   11,685    Rialto, California, Unified School District, GO, Series A,
             6.24% due 6/01/2025 (d)(l)                                   4,582
    5,000    Roseville, California, Joint Union High School District,
             GO (Election of 2004), Series A, 5% due 8/01/2029 (d)        5,110
    5,075    Sacramento, California, Unified School District, GO
             (Election of 1999), Series B, 5% due 7/01/2026 (d)           5,175
             San Diego, California, Unified School District, GO
             (Election of 1998), Series G (f):
    3,000       5% due 7/01/2028                                          3,072
    4,645       5% due 7/01/2029                                          4,757
    3,495    San Diego County, California, COP (Edgemoor
             Project and Regional System), Refunding, 5%
             due 2/01/2027 (a)                                            3,558
    3,700    San Jose, California, GO (Libraries, Parks and Public
             Safety Projects), 5% due 9/01/2030 (b)                       3,776
   10,055    Sequoia, California, Unified High School District, GO,
             Refunding, Series B, 5.50% due 7/01/2035 (f)                10,858
    2,755    Tahoe Truckee, California, Unified School District, GO
             (School Facilities Improvement District Number 2),
             Series A, 5.25% due 8/01/2029 (b)                            2,871



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

             Tustin, California, Unified School District, Senior Lien
             Special Tax Bonds (Community Facilities District
             Number 97-1), Series A (f):
  $ 7,980       5% due 9/01/2032                                     $    8,089
    9,330       5% due 9/01/2038                                          9,438

Colorado--2.7%

   19,250    Aurora, Colorado, COP, 6% due 12/01/2010 (a)(g)             20,789
    4,000    Logan County, Colorado, Justice Center Finance
             Corporation, COP, 5.50% due 12/01/2020 (b)                   4,256

Florida--0.8%

    5,500    Miami-Dade County, Florida, Water and Sewer
             System Revenue Bonds, 5.25% due 10/01/2026 (d)               5,619
    1,955    West Coast Regional Water Supply Authority, Florida,
             Capital Improvement Revenue Bonds, 10.40%
             due 10/01/2010 (a)(g)                                        2,189

Georgia--3.8%

             Georgia Municipal Electric Authority, Power Revenue
             Refunding Bonds (a):
   20,000       Series EE, 7% due 1/01/2025                              25,760
       90       Series Y, 6.40% due 1/01/2011 (g)                            99
      490       Series Y, 6.40% due 1/01/2013 (h)                           544
    8,420       Series Y, 6.40% due 1/01/2013                             9,295

Illinois--1.1%

    6,800    Illinois State, GO, 5.75% due 9/01/2006 (b)(g)               6,957
    3,500    Kendall and Kane Counties, Illinois, Community
             School District Number 115 (Yorkville), GO, Refunding,
             5.25% due 1/01/2026 (f)                                      3,679

Kansas--0.6%

    5,145    Manhattan, Kansas, Hospital Revenue Bonds (Mercy
             Health Center), 5.50% due 8/15/2020 (f)                      5,445

Louisiana--1.1%

    2,500    Louisiana State Citizens Property Insurance
             Corporation, Assessment Revenue Bonds, Series B,
             5% due 6/01/2022 (a)                                         2,573
    2,990    Louisiana State, Gas and Fuels Tax Revenue Bonds,
             Series A, 5% due 5/01/2030 (d)                               3,041
    5,000    New Orleans, Louisiana, GO (Public Improvements),
             5.25% due 12/01/2029 (a)                                     5,161

Maryland--0.6%

    4,400    Maryland State Health and Higher Educational
             Facilities Authority Revenue Bonds (University
             of Maryland Medical System), Series B, 7%
             due 7/01/2022 (d)                                            5,518

Massachusetts--5.0%

    4,000    Massachusetts State, HFA, Rental Housing
             Mortgage Revenue Bonds, AMT, Series C, 5.60%
             due 1/01/2045 (f)                                            4,163
   18,740    Massachusetts State School Building Authority,
             Dedicated Sales Tax Revenue Bonds, Series A, 5%
             due 8/15/2030 (f)                                           19,152
   22,250    Massachusetts State Special Obligation Dedicated
             Tax Revenue Bonds, 5.25% due 1/01/2014 (d)(g)               23,799

Minnesota--1.6%

    5,860    Delano, Minnesota, Independent School District
             Number 879, GO, Series A, 5.875% due 2/01/2025 (f)           6,308
             Sauk Rapids, Minnesota, Independent School District
             Number 047, GO, Series A (b):
    3,735       5.65% due 2/01/2020                                       3,998
    4,440       5.70% due 2/01/2021                                       4,762



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                           Insured Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Mississippi--1.3%

  $ 1,320    Harrison County, Mississippi, Wastewater
             Management District Revenue Refunding Bonds
             (Wastewater Treatment Facilities), Series A, 8.50%
             due 2/01/2013 (d)                                       $    1,625
   10,000    Mississippi Hospital Equipment and Facilities
             Authority Revenue Bonds (Forrest County General
             Hospital Project), 6% due 1/01/2030 (f)                     10,708

Missouri--2.4%

             Kansas City, Missouri, Airport Revenue Refunding and
             Improvement Bonds, Series A (b):
   12,990       5.50% due 9/01/2013                                      13,398
    9,000       5.50% due 9/01/2014                                       9,282

Nevada--5.6%

   10,690    Clark County, Nevada, School District, GO, Series D,
             5% due 6/15/2017 (b)                                        11,147
   40,000    Washoe County, Nevada, Water Facility Revenue
             Bonds (Sierra Pacific Power Company), AMT, 6.65%
             due 6/01/2017 (b)                                           41,212

New Jersey--10.8%

    6,810    Cape May County, New Jersey, Industrial Pollution
             Control Financing Authority, Revenue Refunding
             Bonds (Atlantic City Electric Company Project),
             Series A, 6.80% due 3/01/2021 (b)                            8,451
             Garden State Preservation Trust of New Jersey, Open
             Space and Farmland Preservation Revenue Bonds,
             Series A (f):
    3,125       5.80% due 11/01/2021                                      3,486
    8,310       5.80% due 11/01/2022                                      9,272
    4,340       5.80% due 11/01/2023                                      4,846
             New Jersey EDA, Motor Vehicle Surcharge Revenue
             Bonds, Series A (b):
    5,000       5% due 7/01/2027                                          5,116
   23,000       5.25% due 7/01/2033                                      24,007
             New Jersey State Transportation Trust Fund Authority, Transportation System Revenue Bonds, Series D:
    5,760       5% due 6/15/2015 (a)(g)                                   6,123
    9,570       5% due 6/15/2015 (f)(g)                                  10,173
    4,240       5% due 6/15/2018 (a)                                      4,404
   11,530       5% due 6/15/2019 (f)                                     11,942
   13,500    New Jersey State Turnpike Authority, Turnpike
             Revenue Bonds, Series C, 5% due 1/01/2030 (f)               13,819

New Mexico--1.2%

   10,400    New Mexico Finance Authority, Senior Lien, State
             Transportation Revenue Bonds, Series A, 5.125%
             due 6/15/2018 (b)                                           10,959

New York--13.8%

             New York City, New York, GO:
   11,500       Series C, 5.625% due 3/15/2018 (i)                       12,317
   10,000       Series E, 5% due 11/01/2017 (f)                          10,457
   18,000       Series I, 6% due 4/15/2012 (f)                           18,460
      145    New York City, New York, GO, Refunding, Series G,
             5.75% due 2/01/2017 (f)                                        147
             New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds:
        3       DRIVERS, Series 1133Z, 6.208%
                due 10/15/2012 (a)(j)                                         3
   16,905       Series A, 5% due 10/15/2020 (b)                          17,602
   15,650       Series A, 5% due 10/15/2032 (a)                          16,033
    9,190    New York State Dormitory Authority Revenue Bonds
             (School Districts Financing Program), Series D, 5.25%
             due 10/01/2023 (b)                                           9,682



     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

  $ 9,110    New York State Urban Development Corporation,
             Personal Income Tax Revenue Bonds (State Facilities),
             Series A-1, 5.25% due 3/15/2034 (d)                     $    9,475
        5    Niagara Falls, New York, GO, Public Improvement,
             6.90% due 3/01/2024 (b)                                          5
             Tobacco Settlement Financing Corporation of New
             York Revenue Bonds:
   22,500       Series A-1, 5.25% due 6/01/2022 (a)                      23,563
   10,755       Series C-1, 5.50% due 6/01/2020 (d)                      11,494

North Carolina--0.3%

    3,120    North Carolina HFA, Home Ownership Revenue
             Bonds, AMT, Series 14-A, 5.35% due 1/01/2022 (a)             3,189

North Dakota--0.3%

    2,880    North Dakota State HFA, Revenue Bonds (Housing
             Finance Program), Series C, 5.30% due 7/01/2022 (a)          2,929

Oklahoma--0.7%

             Oklahoma State Industries Authority, Health System
             Revenue Refunding Bonds (Integris Obligated Group),
             Series A (b):
    2,680       6.25% due 8/15/2009 (g)                                   2,879
    3,705       6.25% due 8/15/2016                                       3,969

Oregon--1.5%

    8,700    Oregon State Department, Administrative Services,
             COP, Series A, 6.25% due 5/01/2010 (a)(g)                    9,489
    3,865    Port of Portland, Oregon, Airport Revenue Refunding
             Bonds (Portland International Airport), AMT,
             Series 7-B, 7.10% due 1/01/2012 (b)(g)                       4,394

Pennsylvania--2.6%

    5,765    Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, 12th Series B, 7% due 5/15/2020 (b)(h)                6,789
    4,420    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.50% due 4/15/2020 (d)                            4,703
   12,010    Pittsburgh, Pennsylvania, GO, Series C, 5.25%
             due 9/01/2018 (f)                                           12,809

Rhode Island--0.8%

    6,815    Rhode Island State Economic Development
             Corporation, Airport Revenue Bonds, Series B, 6%
             due 7/01/2010 (d)(g)                                         7,391

Texas--0.9%

    3,500    Houston, Texas, Water Conveyance System Contract,
             COP, Series J, 6.25% due 12/15/2013 (a)                      3,934
             Texas State Department of Housing and Community
             Affairs, S/F Mortgage Revenue Bonds, AMT,
             Series A (b)(e):
    2,085       5.45% due 9/01/2023                                       2,139
    2,725       5.50% due 3/01/2026                                       2,790

Utah--1.8%

    9,535    Utah Transit Authority, Sales Tax and Transportation
             Revenue Bonds (Salt Lake County Light Rail Transit
             Project), 5.375% due 12/15/2007 (f)(g)                       9,836
             Utah Water Finance Agency Revenue Bonds (Pooled
             Loan Financing Program), Series A (a):
    2,515       5.75% due 10/01/2015                                      2,683
    3,770       6% due 10/01/2020                                         4,054

Washington--0.8%

    7,225    Chelan County, Washington, Public Utility District
             Number 001, Consolidated Revenue Bonds
             (Chelan Hydro System), AMT, Series A, 5.45%
             due 7/01/2037 (a)                                            7,481



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (concluded)                           Insured Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

West Virginia--1.3%

  $12,250    Pleasants County, West Virginia, PCR, Refunding
             (Potomac-Pleasants), Series C, 6.15%
             due 5/01/2015 (a)                                       $   12,301

Wisconsin--1.3%

    9,000    Superior, Wisconsin, Limited Obligation Revenue
             Refunding Bonds (Midwest Energy Resources),
             Series E, 6.90% due 8/01/2021 (d)                           11,249
      670    Wisconsin State, GO, AMT, Series B, 6.50%
             due 5/01/2025 (b)                                              671

Puerto Rico--2.7%

             Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series RR:
   10,150       5% due 7/01/2027 (i)                                     10,416
   14,400       5% due 7/01/2028 (c)                                     14,758

             Total Municipal Bonds
             (Cost--$794,738)--87.3%                                    820,382



             Municipal Bonds Held in Trust (n)

California--3.7%

   21,360    California Pollution Control Financing Authority, PCR,
             Refunding (Pacific Gas and Electric), AMT, Series A,
             5.35% due 12/01/2016 (b)                                    22,406
    5,000    California State Veterans, GO, Series BZ, Refunding,
             AMT, 5.35% due 12/01/2021 (b)                                5,117
    7,500    San Jose, California, Financing Authority, Lease
             Revenue Refunding Bonds (Civic Center Project),
             Series B, 5% due 6/01/2032 (a)                               7,599

Illinois--2.0%

   17,690    Chicago, Illinois, O'Hare International Airport
             Revenue Bonds, Third Lien, AMT, Series B-2, 6%
             due 1/01/2027 (b)                                           19,331

Maryland--2.4%

   21,640    Baltimore, Maryland, Convention Center Hotel
             Revenue Bonds, Senior Series A, 5.25%
             due 9/01/2039 (i)                                           22,450



     Face
   Amount    Municipal Bonds Held in Trust (n)                         Value

Michigan--1.5%

  $13,145    Michigan State Strategic Fund, Limited Obligation
             Revenue Refunding Bonds (Detroit Edison Company
             Pollution Control Project), AMT, Series A, 5.50%
             due 6/01/2030 (i)                                       $   13,798

New York--1.6%

   13,925    New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A, 5.25%
             due 10/15/2027 (a)                                          14,689

Texas--7.9%

   35,950    Dallas-Fort Worth, Texas, International Airport Revenue
             Bonds, AMT, Series A, 6% due 11/01/2028 (d)                 37,828
   35,050    Harris County, Texas, Toll Road Revenue Refunding
             Bonds, Senior Lien, Series A, 5.25% due 8/15/2035 (f)       36,153

             Total Municipal Bonds Held in Trust
             (Cost--$178,282)--19.1%                                    179,371



   Shares
     Held    Mutual Funds

      300    BlackRock California Insured Municipal 2008
             Term Trust, Inc.                                             4,572
      810    BlackRock Insured Municipal 2008 Term Trust, Inc.           12,280
      205    BlackRock Insured Municipal Term Trust, Inc.                 1,923

             Total Mutual Funds
             (Cost--$21,126)--2.0%                                       18,775



             Short-Term Securities

    1,730    Merrill Lynch Institutional Tax-Exempt Fund,
             5.22% (k)(m)                                                 1,730

             Total Short-Term Securities
             (Cost--$1,730)--0.2%                                         1,730

Total Investments (Cost--$995,876*)--108.6%                           1,020,258
Other Assets Less Liabilities--1.3%                                      12,348
Liability for Trust Certificates, Including Interest
  Expense Payable--(9.9%)                                              (93,313)
                                                                     ----------
Net Assets--100.0%                                                   $  939,293
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       908,117
                                                    ===============
    Gross unrealized appreciation                   $        29,018
    Gross unrealized depreciation                           (9,440)
                                                    ---------------
    Net unrealized appreciation                     $        19,578
                                                    ===============

(a) AMBAC Insured.

(b) MBIA Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FNMA/GNMA Collateralized.

(f) FSA Insured.

(g) Prerefunded.

(h) Escrowed to maturity.

(i) XL Capital Insured.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund     (9,287)          $280


(l) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(m) Represents the current yield as of 6/30/2006.

(n) As restated. See Note 8. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments as of June 30, 2006                  National Portfolio
(As Restated. See Note 8)

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Alabama--0.7%

  $ 3,820    Alabama Incentives Financing Authority, Special
             Obligation Revenue Refunding Bonds, Series A, 6%
             due 10/01/2029 (c)                                      $    4,113
      500    Mobile, Alabama, Industrial Development Board,
             Environmental Improvement Revenue Refunding
             Bonds (International Paper Company Project), AMT,
             Series A, 6.35% due 5/15/2016                                  532
    2,500    Selma, Alabama, IDB, Environmental Improvement
             Revenue Refunding Bonds (International
             Paper Company Project), AMT, Series A, 6.70%
             due 2/01/2018                                                2,687
    3,400    Tuscaloosa, Alabama, Special Care Facilities Financing
             Authority, Residential Care Facility Revenue Bonds
             (Capstone Village, Inc. Project), Series A, 5.875%
             due 8/01/2036                                                3,428

Alaska--0.4%

    1,150    Alaska State Housing Financial Corporation, General
             Mortgage Revenue Refunding, Series A, 6%
             due 6/01/2027 (f)                                            1,176
    3,860    Anchorage, Alaska, School, GO, Series B, 5.875%
             due 12/01/2010 (e)(j)                                        4,158

Arizona--5.4%

    4,000    Arizona Health Facilities Authority Revenue Bonds
             (Catholic Healthcare West), Series A, 6.625%
             due 7/01/2020                                                4,400
             Maricopa County, Arizona, Hospital Revenue
             Refunding Bonds (Sun Health Corporation):
      730       6.125% due 4/01/2007 (j)                                    756
      270       6.125% due 4/01/2018                                        278
    3,100    Maricopa County, Arizona, IDA, Education Revenue
             Bonds (Arizona Charter Schools Project 1), Series A,
             6.75% due 7/01/2029                                          3,068
    1,625    Maricopa County, Arizona, IDA, Health Facilities
             Revenue Refunding Bonds (Catholic Healthcare West
             Project), Series A, 5% due 7/01/2021                         1,625
    1,000    Maricopa County, Arizona, Pollution Control
             Corporation, PCR, Refunding (Public Service
             Company of New Mexico Project), Series A, 6.30%
             due 12/01/2026                                               1,033
             Peoria, Arizona, Improvement District Number 8401,
             Special Assessment Bonds Number 8802:
      430       7.20% due 1/01/2010                                         440
      510       7.20% due 1/01/2013                                         522
             Peoria, Arizona, Improvement District, Special
             Assessment Bonds Number 8801:
      190       7.30% due 1/01/2009                                         195
      395       7.30% due 1/01/2011                                         405
    7,500    Phoenix, Arizona, Civic Improvement Corporation,
             Excise Tax Revenue Bonds (Civic Plaza Expansion
             Project), Sub-Series A, 5% due 7/01/2030 (e)                 7,675
    2,330    Phoenix, Arizona, Civic Improvement Corporation,
             Municipal Facilities, Excise Tax Revenue Bonds, 5.75%
             due 7/01/2016 (e)                                            2,499
    4,575    Phoenix, Arizona, IDA, Airport Facility, Revenue
             Refunding Bonds (America West Airlines Inc. Project),
             AMT, 6.30% due 4/01/2023                                     4,511
      500    Pinal County, Arizona, IDA, Wastewater Revenue
             Bonds (San Manuel Facilities Project), AMT, 6.25%
             due 6/01/2026                                                  531



     Face
   Amount    Municipal Bonds                                           Value

Arizona (concluded)

  $   432    Prescott Valley, Arizona, Improvement District,
             Special Assessment Bonds (Sewer Collection System
             Roadway Repair), 7.90% due 1/01/2012                    $      447
   35,000    Salt River Project, Arizona, Agriculture Improvement
             and Power District, Electric System Revenue Bonds,
             Series A, 5% due 1/01/2037                                  35,797
    3,515    Tucson, Arizona, IDA, Senior Living Facilities Revenue
             Bonds (Christian Care  Tucson Inc. Project), Series A,
             6.125% due 7/01/2024 (m)                                     3,774
    3,180    University of Arizona, COP, Refunding, Series A,
             5.50% due 6/01/2018 (c)                                      3,391
    1,000    University of Arizona, COP (University of
             Arizona Parking and Student Housing), 5.75%
             due 6/01/2009 (c)(j)                                         1,051
             Vistancia Community Facilities District, Arizona, GO:
    3,000       6.75% due 7/15/2022                                       3,196
    2,125       5.75% due 7/15/2024                                       2,156

Arkansas--0.5%

       30    Arkansas State Development Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-
             Backed Securities Program), Series H, 6.15%
             due 7/01/2016 (i)                                               31
      250    Arkansas State Student Loan Authority Revenue
             Bonds, AMT, Sub-Series B, 7.25% due 6/01/2009                  262
      200    Jonesboro, Arkansas, Residential Housing and Health
             Care Facilities Board, Hospital Revenue Refunding
             Bonds (Saint Bernards Regional Medical Center),
             Series B, 5.90% due 7/01/2016 (c)                              204
      250    North Little Rock, Arkansas, Health Facilities Board,
             Health Care Revenue Bonds (Baptist Health), 5.50%
             due 7/01/2016                                                  257
      500    Pine Bluff, Arkansas, Environmental Improvement
             Revenue Refunding Bonds (International
             Paper Company Project), AMT, Series A, 6.70%
             due 8/01/2020                                                  535
    4,940    University of Arkansas, University Revenue
             Bonds (Various Facilities-UAMS Campus), 5%
             due 3/01/2030 (e)                                            5,062
      250    University of Central Arkansas, Housing System
             Revenue Bonds, 6.50% due 1/01/2010 (h)(j)                      275

California--14.0%

    2,500    Agua Caliente Band of Cahuilla Indians, California,
             Casino Revenue Bonds, 6% due 7/01/2018                       2,697
    8,840    Alameda County, California, COP (Financing Project),
             6% due 9/01/2006 (f)(j)                                      9,047
   19,200    Bay Area Toll Authority, California, Toll Bridge
             Revenue Refunding Bonds (San Francisco Bay Area),
             Series F, 5% due 4/01/2031                                  19,600
    9,065    California Pollution Control Financing Authority, Solid
             Waste Disposal Revenue Refunding Bonds (Waste
             Management Inc. Project), AMT, Series A, 5%
             due 1/01/2022                                                9,017
       40    California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Bonds (Mortgage-Backed
             Securities Program), AMT, Series D, Class 5, 6.70%
             due 5/01/2029 (i)(l)                                            41
      155    California Rural Home Mortgage Finance Authority,
             S/F Mortgage Revenue Refunding Bonds (Mortgage-
             Backed Securities Program), AMT, Series A-2, 7%
             due 9/01/2029 (i)(l)                                           157



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

California (continued)

  $ 5,000    California State, GO, 5.25% due 4/01/2029               $    5,180
      405    California State, GO, Refunding, 5.75%
             due 5/01/2030                                                  431
             California State, Various Purpose, GO:
   10,000       5.25% due 11/01/2027                                     10,369
   14,100       5.50% due 11/01/2033                                     14,969
    9,880    California Statewide Communities Development
             Authority, Health Facility Revenue Bonds (Memorial
             Health Services), Series A, 6% due 10/01/2023               10,646
             Chula Vista, California, Community Facilities District,
             Special Tax Bonds (Number 06-1, Eastlake Woods
             Area), Series A:
    1,080       6.05% due 9/01/2020                                       1,150
    2,965       6.15% due 9/01/2026                                       3,142
             Contra Costa County, California, Special Tax Bonds,
             (Community Facilities District Number 2001-01):
    1,585       6% due 9/01/2026                                          1,664
    1,200       6.10% due 9/01/2031                                       1,261
    3,100    Elk Grove, California, Poppy Ridge Community
             Facilities Number 3 Special Tax, Series 1, 6%
             due 9/01/2008 (j)                                            3,246
   10,000    Fremont, California, Unified School District, Alameda
             County, GO (Election of 2002), Series B, 5%
             due 8/01/2028 (h)                                           10,242
   12,730    Los Angeles County, California, Metropolitan
             Transportation Authority, Sales Tax Revenue Refunding
             Bonds, Proposition A, First Tier Senior-Series A, 5%
             due 7/01/2035 (c)                                           13,017
    2,740    Pomona, California, Public Financing Authority
             Revenue Refunding Bonds (Merged Redevelopment
             Project), Series A1, 5.75% due 2/01/2034                     2,842
             Poway, California, Unified School District, Special
             Tax Bonds:
    1,100       (Community District Number 6), Series A, 6.05%
                due 9/01/2025                                             1,143
    1,320       (Community District Number 14), 5.25%
                due 9/01/2036                                             1,298
    2,695    Riverside, California, Improvement Bond Act of 1915,
             Special Assessment (Riverwalk Assessment District),
             6.375% due 9/02/2026                                         2,864
             Roseville, California, Special Tax (Stoneridge
             Community Facilities Number 1):
    1,250       6.20% due 9/01/2021                                       1,332
    1,125       6% due 9/01/2025                                          1,193
    2,500       6.30% due 9/01/2031                                       2,683
             Sacramento, California, Special Tax (North Natomas
             Community Facilities):
    2,200       Series 01-03, 6% due 9/01/2028                            2,298
    2,270       Series 4-C, 6% due 9/01/2028                              2,397
   20,075    Sacramento County, California, Sanitation District
             Financing Authority, Revenue Bonds, Series A, 5%
             due 12/01/2035 (c)                                          20,503
    5,000    San Diego, California, Community College District,
             GO (Election of 2002), 5% due 5/01/2030 (h)                  5,111
   10,000    San Diego, California, Public Facilities Financing
             Authority, Subordinated Water Revenue Refunding
             Bonds, 5% due 8/01/2032 (f)                                 10,136
    5,400    San Diego, California, Unified Port District,
             Revenue Refunding Bonds, AMT, Series A, 5.25%
             due 9/01/2019 (f)                                            5,651
   11,520    San Diego, California, Unified School District, GO
             (Election of 1998), Series F, 5% due 7/01/2028 (h)          11,771



     Face
   Amount    Municipal Bonds                                           Value

California (concluded)

             San Francisco, California, City and County
             Redevelopment Agency Revenue Bonds (Community
             Facilities District Number 6-Mission):
  $ 5,000       6% due 8/01/2021                                     $    5,199
    2,500       GO, Series A, 6% due 8/01/2025                            2,596
    1,075    San Francisco, California, Uptown Parking
             Corporation, Parking Revenue Bonds (Union Square),
             6% due 7/01/2020 (f)                                         1,178
             Santa Margarita, California, Water District, Special
             Tax Refunding Bonds, (Community Facilities District
             Number 99), Series 1:
    3,680       6.20% due 9/01/2020                                       3,921
    2,990       6.25% due 9/01/2029                                       3,186

Colorado--2.9%

   11,590    Arkansas River Power Authority, Colorado,
             Power Improvement Revenue Bonds, 5.25%
             due 10/01/2032 (k)                                          12,103
      500    Boulder County, Colorado, Hospital Development
             Revenue Bonds (Longmont United Hospital Project),
             6% due 12/01/2010 (j)(m)                                       539
      410    Colorado HFA, Revenue Bonds (S/F Program),
             Series B-3, 6.55% due 10/01/2016                               413
             Colorado HFA Revenue Refunding Bonds
             (S/F Program):
      400       AMT, Senior Series A-2, 7.50% due 4/01/2031                 412
      140       AMT, Senior Series B-2, 7.10% due 4/01/2017                 144
      950       AMT, Senior Series B-2, 7.25% due 10/01/2031                973
       50       AMT, Senior Series B-3, 6.80% due 11/01/2028                 51
      400       AMT, Senior Series C-2, 7.25%
                due 10/01/2031 (b)                                          419
      130       Senior Series A-3, 7.35% due 10/01/2030                     135
      570       Senior Series C-3, 6.75% due 10/01/2021 (b)                 573
      145       Senior Series C-3, 7.15% due 10/01/2030 (b)                 146
    2,500    Colorado Health Facilities Authority, Revenue
             Refunding Bonds (Catholic Health Initiatives), 5.50%
             due 9/01/2017                                                2,620
      550    Colorado Water Resource and Power Development
             Authority, Small Water Resource Revenue Bonds,
             Series A, 5.80% due 11/01/2020 (e)                             588
             Elk Valley, Colorado, Public Improvement Revenue
             Bonds (Public Improvement Fee):
    7,560       Series A, 7.35% due 9/01/2031                             7,966
    1,200       Series B, 7% due 9/01/2031                                1,223
    3,685    Larimer County, Colorado, Poudre School District
             Number R-1, GO, 6% due 12/15/2010 (e)(j)                     3,990
             Plaza Metropolitan District Number 1, Colorado, Tax
             Allocation Revenue Bonds (Public Improvement Fees):
    7,700       8% due 12/01/2025                                         8,407
    1,910       8.125% due 12/01/2025                                     1,904

Connecticut--1.5%

    4,000    Bridgeport, Connecticut, Senior Living Facilities
             Revenue Bonds (3030 Park Retirement Community
             Project), 7.25% due 4/01/2035                                3,356
    1,000    Connecticut State Development Authority,
             Governmental Lease Revenue Bonds, 6.60%
             due 6/15/2014 (f)                                            1,002
    1,250    Connecticut State Development Authority, Water
             Facility Revenue Bonds (Bridgeport Hydraulic
             Company), AMT, 6.15% due 4/01/2035 (c)                       1,294



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Connecticut (concluded)

  $ 1,200    Connecticut State, HFA, Revenue Refunding Bonds
             (Housing Mortgage Finance Program), Series C-1,
             6.30% due 11/15/2017                                    $    1,227
             Connecticut State Health and Educational Facilities
             Authority Revenue Bonds:
    1,000       (Bridgeport Hospital), Series A, 6.625%
                due 7/01/2018 (f)                                         1,003
    1,500       (Waterbury Hospital Issue), Series C, 5.75%
                due 7/01/2020 (m)                                         1,573
    1,000       (Westover School), Series A, 5.70%
                due 7/01/2030 (m)                                         1,055
             Connecticut State Health and Educational Facilities
             Authority Revenue Refunding Bonds (m):
        3       DRIVERS, Series 215, 8.698%
                due 6/01/2030 (n)                                             3
    1,885       (Eastern Connecticut Health Network), Series A,
                6.50% due 7/01/2010 (j)                                   2,075
      115       (Eastern Connecticut Health Network), Series A,
                6.50% due 7/01/2030                                         125
      640       (Sacred Heart University), 6.625%
                due 7/01/2026                                               654
    5,710       (University of Hartford), Series E, 5.50%
                due 7/01/2022                                             6,074
      680    Connecticut State Higher Education Supplemental
             Loan Authority, Revenue Bonds (Family
             Education Loan Program), AMT, Series A, 5.50%
             due 11/15/2020 (f)                                             684
      860    Waterbury, Connecticut, GO, 6% due 2/01/2009 (j)(m)            912

Delaware--0.1%

    1,685    New Castle County, Delaware, PCR (General
             Motors Corporation Project), VRDN, 7.875%
             due 10/01/2008 (g)                                           1,685

District of Columbia--0.2%

    3,000    District of Columbia, COP, 5.25% due 1/01/2017 (e)           3,184

Florida--10.0%

    2,000    Anthem Park Community Development District,
             Florida, Capital Improvement Revenue Bonds, 5.80%
             due 5/01/2036                                                2,037
    1,670    Ballantrae, Florida, Community Development
             District, Capital Improvement Revenue Bonds, 6%
             due 5/01/2035                                                1,727
    4,440    Baywinds Community Development District, Florida,
             Special Assessment Bonds, Series B, 4.90%
             due 5/01/2012                                                4,440
    1,825    Beacon Tradeport Community, Florida, Development
             District, Special Assessment Revenue Refunding
             Bonds (Commercial Project), Series A, 5.25%
             due 5/01/2016 (m)                                            1,924
    2,500    CFM Community Development District, Florida,
             Capital Improvement Revenue Bonds, Series B,
             5.875% due 5/01/2014                                         2,559
    2,725    Duval County, Florida, School Board, COP, 5.75%
             due 7/01/2017 (h)                                            2,858
             East Homestead Community Development District,
             Florida, Special Assessment Revenue Bonds:
    1,000       5.375% due 5/01/2036                                        979
    1,500       5.45% due 5/01/2036                                       1,493
    1,500       Series B, 5% due 5/01/2011                                1,500



     Face
   Amount    Municipal Bonds                                           Value

Florida (continued)

             Fiddlers Creek, Florida, Community Development
             District Number 2, Special Assessment Revenue Bonds:
  $ 5,350       Series A, 6.375% due 5/01/2035                       $    5,632
    1,250       Series B, 5.75% due 5/01/2013                             1,293
   20,000    Gainesville, Florida, Utilities System Revenue
             Refunding Bonds, Series A, 5% due 10/01/2035 (h)            20,414
    7,000    Halifax Hospital Medical Center, Florida, Hospital
             Revenue Refunding and Improvement Bonds,
             Series A, 5.25% due 6/01/2026                                7,091
      400    Heritage Isles Community Development District,
             Florida, Special Assessment Revenue Refunding
             Bonds, 5.90% due 11/01/2006                                    402
    5,000    Hillsborough County, Florida, IDA, Exempt Facilities
             Revenue Bonds (National Gypsum Company), AMT,
             Series A, 7.125% due 4/01/2030                               5,487
    1,200    Lexington Oaks, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series A,
             6.70% due 5/01/2033                                          1,277
    1,030    Mediterra, Florida, South Community Development
             District, Capital Improvement Revenue Bonds, 6.85%
             due 5/01/2031                                                1,098
    2,500    Middle Village Community Development District,
             Florida, Special Assessment Bonds, Series A, 6%
             due 5/01/2035                                                2,589
    6,625    Midtown Miami, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series A,
             6.25% due 5/01/2037                                          7,138
    1,990    Old Palm Community Development District, Florida,
             Special Assessment Bonds (Palm Beach Gardens),
             Series B, 5.375% due 5/01/2014                               2,017
    3,500    Orange County, Florida, HFA, M/F Housing Revenue
             Bonds (Loma Vista Project), Series G, 5.50%
             due 3/01/2032                                                3,551
    1,000    Orange County, Florida, Health Facilities Authority,
             Hospital Revenue Bonds (Orlando Regional
             Healthcare), 5.70% due 7/01/2026                               989
             Panther Trace Community Development District II,
             Florida, Special Assessment Revenue Bonds:
    5,000       5.125% due 11/01/2013                                     4,988
    5,000       Series A, 5.60% due 5/01/2035                             5,041
             Park Place Community Development District, Florida,
             Special Assessment Revenue Bonds:
    1,000       6.75% due 5/01/2032                                       1,058
    2,405       6.375% due 5/01/2034                                      2,505
   10,000    Peace River/Manasota Regional Water Supply
             Authority, Florida, Utility System Revenue Bonds,
             Series A, 5% due 10/01/2035 (h)                             10,207
   20,115    Port St. Lucie, Florida, Utility Revenue Bonds, 5.125%
             due 9/01/2036 (f)                                           20,782
    2,000    Saint Lucie, Florida, West Services District, Utility
             Revenue Refunding Bonds, Senior Lien, 6%
             due 10/01/2022 (f)                                           2,185
    2,875    Somerset Community Development District,
             Florida, Capital Improvement Revenue Bonds, 5%
             due 5/01/2015                                                2,859
      645    Sterling Hill, Florida, Community Development
             District, Capital Improvement Revenue Refunding
             Bonds, Series B, 5.50% due 11/01/2010                          648



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Florida (concluded)

  $   380    Stoneybrook West, Florida, Community Development
             District, Special Assessment Revenue Bonds, Series B,
             6.45% due 5/01/2010                                     $      382
    1,275    Tern Bay Community Development District, Florida,
             Capital Improvement Revenue Refunding Bonds,
             Series B, 5% due 5/01/2015                                   1,267
    2,185    Tuscany Reserve Community Development District,
             Florida, Capital Improvement Revenue Bonds,
             Series B, 5.25% due 5/01/2016                                2,204
    3,520    University of South Florida Financing Corporation,
             COP (Master Lease Program), Refunding, Series A,
             5.375% due 7/01/2022 (c)                                     3,751
       15    Verandah West, Florida, Community Development
             District, Capital Improvement Revenue Bonds,
             Series B, 5.25% due 5/01/2008                                   15
    2,060    Watergrass Community Development District, Florida,
             Special Assessment Revenue Bonds, Series B, 4.875%
             due 11/01/2010                                               2,051
    6,000    West Villages Improvement District, Florida, Special
             Assessment Revenue Refunding Bonds (Unit of
             Development Number 2), 5.80% due 5/01/2036                   6,098

Georgia--1.8%

    5,000    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
             Station Project), 7.90% due 12/01/2024                       5,505
             Brunswick & Glynn County, Georgia, Development
             Authority, First Mortgage Revenue Bonds (Coastal
             Community Retirement Corporation Project), Series A:
    2,285       7.125% due 1/01/2025                                      2,239
    3,304       7.25% due 1/01/2035                                       3,230
    5,210    College Park, Georgia, Business and IDA
             Revenue Bonds (Civic Center Project), 5.75%
             due 9/01/2010 (c)(j)                                         5,658
    1,940    Fulton County, Georgia, Development Authority, PCR
             (General Motors Corporation), Refunding, VRDN, 8%
             due 4/01/2010 (g)                                            1,940
    3,450    Fulton County, Georgia, Development Authority
             Revenue Bonds (Morehouse College Project), 5.875%
             due 12/01/2030 (c)                                           3,724
    2,250    Fulton County, Georgia, Residential Care Facilities,
             Revenue Refunding Bonds (Canterbury Court Project),
             Series A, 6% due 2/15/2022                                   2,276
    1,500    Milledgeville-Baldwin County, Georgia, Development
             Authority Revenue Bonds (Georgia College and State
             University Foundation), 6% due 9/01/2033                     1,598

Illinois--6.8%

    1,000    Bolingbrook, Illinois, Special Services Area Number 1,
             Special Tax Bonds (Forest City Project), 5.90%
             due 9/01/2007 (p)                                              931
        3    Chicago, Illinois, Board of Education, GO, DRIVERS,
             Series 199, 7.191% due 12/01/2020 (c)(n)                         3
   26,800    Chicago, Illinois, O'Hare International Airport
             Revenue Bonds, Third Lien, AMT, Series B-2, 6%
             due 1/01/2029 (k)                                           29,265
    6,915    Chicago, Illinois, O'Hare International Airport,
             Special Facility Revenue Refunding Bonds (American
             Airlines Inc. Project), 8.20% due 12/01/2024                 7,122
      350    Chicago, Illinois, Park District, GO, Refunding,
             Series B, 5.75% due 1/01/2015 (e)                              374



     Face
   Amount    Municipal Bonds                                           Value

Illinois (concluded)

  $   230    Chicago, Illinois, Park District, Limited Tax, GO,
             Series A, 5.75% due 1/01/2016 (e)                       $      246
      395    Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
             Series A, 7.15% due 9/01/2031 (i)(l)                           405
    2,000    Chicago, Illinois, Special Assessment Bonds (Lake
             Shore East), 6.75% due 12/01/2032                            2,136
    3,210    Cicero, Illinois, GO, Refunding (Corporate Purpose),
             6% due 12/01/2028 (f)                                        3,463
    7,000    Decatur, Illinois, GO, Refunding, 6%
             due 3/01/2008 (e)(j)                                         7,243
   10,000    Hodgkins, Illinois, Environmental Improvement
             Revenue Bonds (Metro Biosolids Management LLC
             Project), AMT, 6% due 11/01/2023                            10,447
             Illinois Development Finance Authority Revenue Bonds:
    3,140       (Community Rehabilitation Providers Facilities),
                Series A, 6.50% due 7/01/2022                             3,351
      660       Series B, 6.40% due 9/01/2031 (h)                           676
             Illinois State Finance Authority Revenue Bonds,
             Series A:
    1,750       (Friendship Village of Schaumburg),  5.625%
                due 2/15/2037                                             1,753
    2,155       (Landing At Plymouth Place Project),  6%
                due 5/15/2037                                             2,201
             Illinois State, GO, 1st Series (f):
    8,890       5.75% due 12/01/2015                                      9,500
    3,745       5.75% due 12/01/2016                                      3,999
    4,000       5.75% due 12/01/2017                                      4,264
    3,000    Illinois State, Sales Tax Revenue Bonds, 6%
             due 6/15/2020                                                3,205
    3,000    Illinois State, Sales Tax Revenue Refunding Bonds,
             Series Q, 6% due 6/15/2009                                   3,097
    2,000    Lake County, Illinois, Forest Preservation District,
             GO (Land Acquisition and Development), 5.75%
             due 12/15/2016                                               2,146
      625    Naperville, Illinois, IDR (General Motors Corporation),
             Refunding, VRDN, 8% due 12/01/2012 (g)                         625
    1,585    Village of Wheeling, Illinois, Revenue Bonds (North
             Milwaukee/Lake-Cook Tax Increment Financing (TIF)
             Redevelopment Project), 6% due 1/01/2025                     1,517

Iowa--0.6%

    1,000    Iowa City, Iowa, Sewer Revenue Bonds, 5.75%
             due 7/01/2021 (f)                                            1,001
    6,780    Iowa Finance Authority, Health Care Facilities,
             Revenue Refunding Bonds (Care Initiatives Project),
             9.25% due 7/01/2025                                          8,031

Kansas--0.4%

    1,000    Kansas State Development Financing Authority,
             Revenue Bonds (Department of Administration--
             Comprehensive Transportation Program), Series A,
             5% due 11/01/2025 (e)                                        1,033
    1,740    Sedgwick and Shawnee Counties, Kansas,
             S/F Revenue Bonds, AMT, Series A-1, 6.95%
             due 6/01/2029 (d)                                            1,801
    2,500    Wichita, Kansas, Hospital Facilities Revenue
             Refunding and Improvement Bonds, Series III, 6.25%
             due 11/15/2019                                               2,705



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Louisiana--1.0%

  $   485    Louisiana HFA, S/F Mortgage Revenue Bonds, AMT,
             Series D-2, 5.80% due 6/01/2020 (i)                     $      490
    9,500    Louisiana Local Government, Environmental Facilities,
             Community Development Authority Revenue Bonds
             (Capital Projects and Equipment Acquisition), Series A,
             6.30% due 7/01/2030 (c)                                     10,656
      955    Louisiana State, HFA, S/F Revenue Refunding
             Bonds (Home Ownership Program), Series B-2,
             AMT, 6.20% due 12/01/2029 (b)(i)                               973
    2,000    Rapides Finance Authority, Louisiana, Environmental
             Improvement Revenue Bonds (International
             Paper Company Project), AMT, Series A, 6.55%
             due 11/15/2023                                               2,123

Maine--0.6%

    8,635    Maine Finance Authority, Solid Waste Recycling
             Facilities Revenue Bonds (Great Northern Paper
             Project-Bowater), AMT, 7.75% due 10/01/2022                  8,658

Maryland--0.3%

      500    Anne Arundel County, Maryland, Special Obligation
             Revenue Bonds (Arundel Mills Project), 7.10%
             due 7/01/2009 (j)                                              553
    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development, Housing Revenue Bonds,
             AMT, Series B, 6.15% due 1/01/2021                           1,036
      355    Maryland State Community Development
             Administration, Department of Housing and
             Community Development, Residential Revenue
             Refunding Bonds, Series A, 5.60% due 3/01/2017 (b)             363
    1,000    Maryland State Community Development
             Administration, Department of Housing and
             Community Development Revenue Bonds (Waters
             Landing II Apartments), AMT, Series A, 5.875%
             due 8/01/2033                                                1,038
    1,000    Maryland State Energy Financing Administration,
             Solid Waste Disposal Revenue Bonds, Limited
             Obligation (Wheelabrator Water Projects), AMT,
             6.45% due 12/01/2016                                         1,027

Massachusetts--0.6%

      320    Massachusetts Educational Financing Authority,
             Education Loan Revenue Refunding Bonds, AMT,
             Issue E, 5.85% due 7/01/2014 (c)                               323
    4,450    Massachusetts State Health and Educational
             Facilities Authority Revenue Bonds (Medical Center
             of Central Massachusetts), CARS, Series B, 8.06%
             due 6/23/2022 (c)(n)                                         4,838
    1,000    Massachusetts State Industrial Finance Agency, Higher
             Education Revenue Refunding Bonds (Hampshire
             College Project), 5.625% due 10/01/2007 (j)                  1,040
      130    Massachusetts State Water Pollution Abatement Trust,
             Water Abatement Revenue Bonds, Series A, 6.375%
             due 2/01/2015                                                  130
    1,600    Montachusett, Massachusetts, Regional Vocational
             Technical School District, GO, 5.95% due 1/15/2020 (f)       1,717



     Face
   Amount    Municipal Bonds                                           Value

Michigan--1.3%

  $ 7,500    Delta County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (Mead Westvaco-Escanaba),
             Series A, 6.25% due 4/15/2012 (j)                       $    8,351
      500    Dickinson County, Michigan, Economic Development
             Corporation, Environmental Improvement Revenue
             Refunding Bonds (International Paper Company
             Project), Series A, 5.75% due 6/01/2016                        529
             Eastern Michigan University, General Revenue
             Refunding Bonds (c):
      585       6% due 6/01/2010 (j)                                        633
      415       6% due 6/01/2024                                            448
    3,000    Flint, Michigan, Hospital Building Authority, Revenue
             Refunding Bonds (Hurley Medical Center), 6%
             due 7/01/2020                                                3,130
    3,325    Macomb County, Michigan, Hospital Finance
             Authority, Hospital Revenue Bonds (Mount Clemens
             General Hospital), Series B, 5.875% due 11/15/2034           3,494
    1,500    Michigan State Hospital Finance Authority, Revenue
             Refunding Bonds (Mercy-Mount Clemens), Series A,
             6% due 5/15/2014 (f)                                         1,587

Minnesota--0.9%

      765    Anoka County, Minnesota, Solid Waste Disposal
             Revenue Bonds (Natural Rural Utilities), AMT,
             Series A, 6.95% due 12/01/2008                                 772
    1,000    Eden Prairie, Minnesota, M/F Housing Revenue
             Bonds (Rolling Hills Project), Series A, 6.15%
             due 8/20/2031 (d)                                            1,075
             Minneapolis and Saint Paul, Minnesota, Metropolitan
             Airports Commission, Airport Revenue Bonds, AMT,
             Sub-Series D (e):
      470       5.75% due 1/01/2012                                         497
      470       5.75% due 1/01/2014                                         496
    2,060       5.75% due 1/01/2015                                       2,178
      575    Minneapolis, Minnesota, Community Development
             Agency, Supported Development Revenue Bonds
             (Common Bond Fund), AMT, Series 2, 6.20%
             due 6/01/2017                                                  582
             Minneapolis, Minnesota, Health Care System
             Revenue Bonds (Allina Health System), Series A:
    1,500       5.70% due 11/15/2022                                      1,580
    2,665       5.75% due 11/15/2032                                      2,804
    1,110    Ramsey County, Minnesota, Housing and
             Redevelopment Authority, M/F Housing Revenue
             Bonds (Hanover Townhouses Project), AMT, 6%
             due 7/01/2031                                                1,134
    1,000    Saint Cloud, Minnesota, Health Care Revenue
             Refunding Bonds (Saint Cloud Hospital Obligation
             Group), Series A, 6.25% due 5/01/2020 (h)                    1,086
    1,500    Waconia, Minnesota, Health Care Facilities Revenue
             Bonds (Ridgeview Medical Center Project), Series A,
             6.125% due 1/01/2029 (m)                                     1,593

Mississippi--0.1%

    1,700    Warren County, Mississippi, Environmental
             Improvement Revenue Refunding Bonds (International
             Paper Company Project), AMT, Series B, 6.75%
             due 8/01/2021                                                1,823



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Missouri--0.2%

  $ 1,000    Fenton, Missouri, Tax Increment Revenue
             Refunding and Improvement Bonds (Gravois Bluffs
             Redevelopment Project), 5% due 4/01/2014                $    1,024
    1,500    Kansas City, Missouri, IDA, First Mortgage Health
             Facilities Revenue Bonds (Bishop Spencer Place),
             Series A, 6.50% due 1/01/2035                                1,562

Montana--0.4%

    6,000    Montana State Higher Education, Student Assistance
             Corporation, Student Loan Revenue Refunding Bonds,
             AMT, Sub-Series B, 6.40% due 12/01/2032                      6,282

Nevada--1.9%

    3,500    Clark County, Nevada, Airport Revenue Bonds
             (Jet Aviation Fuel Tax), AMT, Series C, 5.375%
             due 7/01/2020 (c)                                            3,631
    1,550    Clark County, Nevada, Improvement District
             Number 142, Special Assessment Bonds, 6.375%
             due 8/01/2023                                                1,599
             Elko, Nevada, GO (Airport Improvement), AMT,
             Series B (f):
      165       6.10% due 10/01/2014                                        170
      245       6.30% due 10/01/2019                                        254
      320       6.75% due 10/01/2024                                        334
      225       7% due 10/01/2029                                           236
    2,845    Henderson, Nevada, Local Improvement Districts,
             Special Assessment, Series NO T-14, 5.80%
             due 3/01/2023                                                2,936
             Las Vegas, Nevada, Local Improvement Bonds, Special
             Assessment, Special Improvement District Number
             808, Summerlin:
    1,750       5.875% due 6/01/2009                                      1,811
    2,010       6.125% due 6/01/2012                                      2,083
    2,245       6.25% due 6/01/2013                                       2,328
       55    Nevada Housing Division, S/F Program, AMT, Senior
             Series E, 7.05% due 4/01/2027 (b)                               55
    1,960    Reno, Nevada, Special Assessment District Number 4
             (Somerset Parkway), 6.625% due 12/01/2022                    2,022
             Sparks, Nevada, Redevelopment Agency, Tax
             Allocation Revenue Refunding Bonds, Series A (m):
    3,110       6% due 1/15/2015                                          3,304
    6,315       6% due 1/15/2023                                          6,697

New Hampshire--0.1%

    1,750    New Hampshire Health and Education Facilities
             Authority, Revenue Refunding Bonds (Elliot Hospital),
             Series B, 5.60% due 10/01/2022                               1,827

New Jersey--2.5%

      440    Camden County, New Jersey, Pollution Control
             Financing Authority, Solid Waste Resource Recovery,
             Revenue Refunding Bonds, AMT, Series B, 7.50%
             due 12/01/2009                                                 446
    3,300    New Jersey EDA, Retirement Community Revenue
             Bonds (Cedar Crest Village Inc. Facility), Series A,
             7.25% due 11/15/2031                                         3,561
    3,680    New Jersey EDA, State Lease Revenue Bonds (State
             Office Buildings Projects), 6% due 6/15/2010 (c)(j)          3,957
    3,130    New Jersey Health Care Facilities Financing Authority
             Revenue Bonds (South Jersey Hospital), 6%
             due 7/01/2026                                                3,287
    2,250    New Jersey Health Care Facilities Financing Authority,
             Revenue Refunding Bonds (Capital Health System
             Inc.), Series A, 5.75% due 7/01/2023                         2,355



     Face
   Amount    Municipal Bonds                                           Value

New Jersey (concluded)

  $ 1,090    New Jersey State Housing and Mortgage Finance
             Agency, M/F Housing Revenue Refunding Bonds,
             Series B, 6.25% due 11/01/2026 (h)                      $    1,135
             New Jersey State Turnpike Authority, Turnpike
             Revenue Refunding Bonds (f):
    7,025       Series A, 5.75% due 1/01/2010 (j)                         7,447
    2,975       Series A, 5.75% due 1/01/2018                             3,140
    9,500    Tobacco Settlement Financing Corporation of
             New Jersey, Asset-Backed Revenue Bonds, 7%
             due 6/01/2041                                               10,771

New Mexico--0.9%

    8,000    Farmington, New Mexico, PCR, Refunding (Public
             Service Company of New Mexico--San Juan Project),
             Series B, 6.30% due 12/01/2016                               8,221
      110    New Mexico Mortgage Finance Authority Revenue
             Refunding Bonds, Mortgage-Backed Securities,
             Series F, 7% due 1/01/2026 (i)                                 113
    4,260    New Mexico Mortgage Financing Authority,
             S/F Mortgage Program Revenue Bonds, AMT, Series D,
             6.15% due 7/01/2035 (i)(l)                                   4,498
      250    Santa Fe County, New Mexico, Correctional System
             Revenue Bonds, 6% due 2/01/2027 (h)                            285

New York--6.8%

    4,500    Metropolitan Transportation Authority, New York,
             Commuter Facilities, Service Contract Revenue
             Refunding Bonds, Series 8, 5.50% due 7/01/2013 (h)(j)        4,903
   10,000    Metropolitan Transportation Authority, New York,
             Transit Facilities Revenue Bonds, Series A, 5.625%
             due 7/01/2007 (f)(j)                                        10,329
    3,230    New York City, New York, City IDA, Civic Facility
             Revenue Bonds (Special Needs Facilities Pooled
             Program), Series C-1, 6% due 7/01/2012                       3,320
    4,050    New York City, New York, City IDA, Special Facility
             Revenue Bonds (British Airways Plc Project), AMT,
             7.625% due 12/01/2032                                        4,551
             New York City, New York, GO, Refunding:
    6,540       Series A, 6% due 5/15/2010 (j)                            7,094
    2,205       Series A, 6.25% due 5/15/2010 (j)(k)                      2,411
       60       Series A, 6% due 5/15/2021 (k)                               65
    4,000       Series C, 5.875% due 2/01/2016 (e)                        4,066
      675       Series H, 6% due 8/01/2007 (j)(k)                           698
      325       Series H, 6% due 8/01/2017 (k)                              336
             New York City, New York, GO, Series B (f):
    6,600       5.875% due 8/01/2010 (j)                                  7,152
    1,340       5.875% due 8/01/2015                                      1,445
   19,000    New York City, New York, Sales Tax Asset Receivable
             Corporation Revenue Bonds, Series A, 5%
             due 10/15/2032 (c)                                          19,465
             New York State Dormitory Authority, Revenue
             Refunding Bonds:
    2,945       (Concord Nursing Home Inc.), 6.25%
                due 7/01/2016                                             3,119
    2,500       (Concord Nursing Home Inc.), 6.50%
                due 7/01/2029                                             2,661
    3,000       (Mount Sinai Health), Series A, 6.50%
                due 7/01/2016                                             3,214
    3,950       (Mount Sinai Health), Series A, 6.50%
                due 7/01/2025                                             4,203
    3,000       (State University Educational Facilities), Series A,
                7.50% due 5/15/2013                                       3,563



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

New York (concluded)

  $ 1,360    New York State Environmental Facilities Corporation,
             State Clean Water and Drinking Revenue Bonds
             (Revolving Funds), Series B, 5.875% due 1/15/2019       $    1,448
    2,285    Oneida County, New York, IDA Revenue Bonds
             (Civic Facility-Faxton Hospital), Series C, 6.625%
             due 1/01/2015 (m)                                            2,470
    3,000    Port Authority of New York and New Jersey,
             Consolidated Revenue Bonds, AMT, Thirty-Seventh
             Series, 5.50% due 7/15/2018 (h)                              3,205
       95    Suffolk County, New York, IDA, Civic Facility Revenue
             Bonds (Special Needs Facilities Pooled Program),
             Series D-1, 6% due 7/01/2012                                    97
      705    Westchester County, New York, IDA, Civic Facilities
             Revenue Bonds (Special Needs Facilities Pooled
             Program), Series E-1, 6% due 7/01/2012                         723
    8,095    Westchester County, New York, IDA, Continuing Care
             Retirement, Mortgage Revenue Bonds (Kendal on
             Hudson Project), Series A, 6.50% due 1/01/2034               8,561

North Carolina--2.9%

      920    Brunswick County, North Carolina, COP, 6%
             due 6/01/2010 (h)(j)                                           997
    1,500    Haywood County, North Carolina, Industrial Facilities
             and Pollution Control Financing Authority Revenue
             Bonds (Champion International Corporation Project),
             AMT, 6.25% due 9/01/2025                                     1,524
             North Carolina Eastern Municipal Power Agency,
             Power System Revenue Bonds:
    1,500       Series B, 5.875% due 1/01/2007 (f)(j)                     1,545
    4,000       Series D, 6.75% due 1/01/2026                             4,328
    4,440    North Carolina Eastern Municipal Power Agency,
             Power System Revenue Refunding Bonds, Series D,
             6.70% due 1/01/2019 (o)                                      4,812
    4,840    North Carolina HFA, Home Ownership Revenue
             Bonds, AMT, Series 9-A, 5.80% due 1/01/2020                  5,021
       45    North Carolina HFA, S/F Revenue Bonds, Series W,
             6.50% due 3/01/2018                                             45
             North Carolina Medical Care Commission, Health
             Care Facilities, First Mortgage Revenue Bonds
             (Presbyterian Homes Project):
    2,500       6.875% due 10/01/2021                                     2,650
    3,000       5.50% due 10/01/2031                                      2,988
             North Carolina Medical Care Commission, Retirement
             Facilities, First Mortgage Revenue Bonds:
    1,625       (Forest at Duke Project), 6.375% due 9/01/2032            1,690
    2,500       (Givens Estates Project), Series A, 6.50%
                due 7/01/2032                                             2,660
             North Carolina Municipal Power Agency Number 1,
             Catawba Electric Revenue Refunding Bonds, Series B:
      500       6.375% due 1/01/2013                                        536
    1,080       6.375% due 1/01/2013 (o)                                  1,160
    5,000       6.50% due 1/01/2020                                       5,394
    2,500       6.50% due 1/01/2020 (o)                                   2,697
    1,175    North Carolina State Educational Assistance Authority
             Revenue Bonds (Guaranteed Student Loan),  AMT,
             Sub-Lien, Series C, 6.35% due 7/01/2016                      1,200
             Piedmont Triad Airport Authority, North Carolina,
             Airport Revenue Refunding Bonds, Series A (h)(j):
    1,000       6% due 7/01/2009                                          1,068
    1,000       6.375% due 7/01/2009                                      1,079



     Face
   Amount    Municipal Bonds                                           Value

Ohio--0.3%

  $   365    Ohio HFA, Mortgage Revenue Bonds, AMT, Series A-1,
             6.15% due 3/01/2029 (d)                                 $      374
    1,470    Port of Greater Cincinnati Development Authority,
             Ohio, Special Assessment Revenue Bonds (Cooperative
             Public Parking Infrastructure Project), 6.40%
             due 2/15/2034                                                1,567
    3,005    Toledo-Lucas County, Ohio, Lodging Tax Revenue
             Refunding Bonds (Convention Center Project), 5.70%
             due 10/01/2015 (f)                                           3,077

Oregon--0.4%

             Forest Grove, Oregon, Campus Improvement Revenue
             Refunding Bonds (Pacific University) (j)(m):
      250       6% due 5/01/2010                                            268
      250       6.20% due 5/01/2010                                         270
             Oregon State Housing and Community Services
             Department, Mortgage Revenue Refunding Bonds
             (S/F Mortgage Program), Series A:
       60       6.40% due 7/01/2018                                          60
       45       AMT, 6.20% due 7/01/2027                                     46
      500    Portland, Oregon, M/F Housing Authority Revenue
             Bonds (Lovejoy Station Apartments Project), AMT,
             5.90% due 7/01/2023 (f)                                        516
             Portland, Oregon, Urban Renewal and Redevelopment
             Revenue Refunding Bonds, Series A (c):
    1,000       (Downtown Waterfront),  5.75% due 6/15/2018               1,072
    3,190       (South Park Blocks), 5.75% due 6/15/2018                  3,420

Pennsylvania--1.3%

    3,640    Allegheny County, Pennsylvania, IDA, Environmental
             Improvement Revenue Refunding Bonds, 5.50%
             due 11/01/2016                                               3,758
    2,220    Allegheny County, Pennsylvania, Sanitation Authority,
             Sewer Revenue Bonds, 5.75% due 12/01/2010 (f)(j)             2,386
    1,760    Bucks County, Pennsylvania, IDA, Retirement
             Community Revenue Bonds (Ann's Choice Inc.),
             Series A, 6.125% due 1/01/2025                               1,817
    4,000    Pennsylvania State Higher Educational Facilities
             Authority Revenue Bonds (University of Pennsylvania
             Medical Center Health System), Series A, 6%
             due 1/15/2031                                                4,307
    1,265    Philadelphia, Pennsylvania, Authority for IDR,
             Commercial Development, 7.75% due 12/01/2017                 1,278
    5,000    Sayre, Pennsylvania, Health Care Facilities Authority,
             Revenue Refunding Bonds (Guthrie Healthcare
             System), Series A, 5.875% due 12/01/2031                     5,291

Rhode Island--0.6%

    6,815    Rhode Island State Economic Development
             Corporation, Airport Revenue Bonds, Series B, 6%
             due 7/01/2010 (e)(j)                                         7,391
    1,000    Rhode Island State Economic Development
             Corporation Revenue Bonds (Providence Place Mall),
             6.125% due 7/01/2020 (m)                                     1,090

South Carolina--0.9%

             Medical University Hospital Authority, South Carolina,
             Hospital Facilities Revenue Refunding Bonds (j):
    2,450       6.50% due 8/15/2012                                       2,778
    5,400       Series A, 6.375% due 8/15/2012                            6,086



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

South Carolina (concluded)

  $ 5,000    South Carolina Jobs EDA, Residential Care Facilities
             Revenue Bonds (South Carolina Episcopal--
             Still Hopes Residence Project), Series A, 6.375%
             due 5/15/2032                                           $    5,110

South Dakota--0.4%

    3,750    Pierre, South Dakota, School District Number 32-2,
             GO, 5.75% due 8/01/2010 (h)(j)                               4,005
    1,740    South Dakota Housing Development Authority,
             Homeownership Revenue Bonds, AMT, Series C,
             5.375% due 5/01/2018                                         1,770

Tennessee--1.6%

             Chattanooga, Tennessee, IDB, Lease Rent Revenue
             Bonds (Southside Redevelopment Corporation) (c):
    4,485       5.75% due 10/01/2017                                      4,772
    3,740       5.75% due 10/01/2018                                      3,979
    1,000    Johnson City, Tennessee, Health and Educational
             Facilities Board, Retirement Facility Revenue Bonds
             (Appalachian Christian Village Project), Series A,
             6.25% due 2/15/2032                                          1,025
    4,950    McMinn County, Tennessee, IDB, Solid Waste
             Revenue Bonds (Recycling Facility-Calhoun
             Newsprint), AMT, 7.40% due 12/01/2022                        5,023
    7,300    Shelby County, Tennessee, Health, Educational
             and Housing Facility Board, Hospital Revenue
             Refunding Bonds (Methodist Healthcare), 6.50%
             due 9/01/2012 (j)                                            8,282

Texas--10.4%

             Austin, Texas, Convention Center Revenue Bonds
             (Convention Enterprises Inc.), First Tier, Series A:
    5,300       6.60% due 1/01/2021                                       5,566
    2,300       6.70% due 1/01/2028                                       2,437
   10,630    Austin, Texas, Revenue Bonds (Town Lake Community
             Events Center Venue), 6.20% due 11/15/2009 (e)(j)           11,387
             Bexar County, Texas, Health Facilities Development
             Corporation Revenue Refunding Bonds (Army
             Retirement Residence Project):
      600       6.125% due 7/01/2022                                        631
    1,750       6.30% due 7/01/2032                                       1,842
    2,280    Brazos River Authority, Texas, PCR, Refunding
             (Texas Utility Company), AMT, Series A, 7.70%
             due 4/01/2033                                                2,647
    4,250    Brazos River Authority, Texas, Revenue Refunding
             Bonds (Reliant Energy Inc. Project), Series B, 7.75%
             due 12/01/2018                                               4,548
    3,700    Brazos River, Texas, Harbor Navigation District,
             Brazoria County Environmental Revenue Refunding
             Bonds (Dow Chemical Company Project), AMT,
             Series A-7, 6.625% due 5/15/2033                             4,126
      885    Central Texas Housing Finance Corporation,
             S/F Mortgage Revenue Bonds (GNMA Mortgage
             Program), AMT, 8.20% due 6/28/2017 (b)(d)                      892
    8,110    Cypress-Fairbanks, Texas, Independent School District,
             GO, 5.25% due 2/15/2027                                      8,465
    3,620 Dallas-Fort Worth, Texas, International Airport Facility Improvement Corporation, Revenue Bonds (Learjet
             Inc.), AMT, Series A-1, 6.15% due 1/01/2016                  3,668



     Face
   Amount    Municipal Bonds                                           Value

Texas (concluded)

  $ 1,260    Fort Bend County, Texas, Municipal Utility District
             Number 23, GO, 6.625% due 9/01/2007 (j)(m)              $    1,301
             Gregg County, Texas, Health Facilities Development
             Corporation, Hospital Revenue Bonds (Good Shepherd
             Medical Center Project) (m):
    1,000       6.875% due 10/01/2020                                     1,105
    3,500       6.375% due 10/01/2025                                     3,801
    5,465    Gulf Coast, Texas, Waste Disposal Authority Revenue
             Refunding Bonds (International Paper Company),
             AMT, Series A, 6.10% due 8/01/2024                           5,812
    4,000    Kerrville, Texas, Health Facilities Development
             Corporation, Hospital Revenue Bonds (Sid Peterson
             Memorial Hospital Project), 5.25% due 8/15/2021              4,035
    8,080    Matagorda County, Texas, Navigation District
             Number 1, Revenue Refunding Bonds (Reliant Energy
             Inc.), Series C, 8% due 5/01/2029                            8,638
    7,350    Matagorda County, Texas, Port of Bay City Authority
             Revenue Bonds (Hoechst Celanese Corp. Project),
             AMT, 6.50% due 5/01/2026                                     7,519
    4,825    Port Corpus Christi, Texas, Individual Development
             Corporation, Environmental Facilities Revenue Bonds
             (Citgo Petroleum Corporation Project), AMT, 8.25%
             due 11/01/2031                                               5,027
    1,000    Red River, Texas, Education Finance Revenue
             Bonds (Saint Mark's School-Texas Project), 6%
             due 8/15/2019                                                1,060
    1,095    South Plains, Texas, Housing Finance Corporation,
             S/F Mortgage Revenue Bonds, AMT, Series A, 7.30%
             due 9/01/2031 (i)                                            1,099
             Southeast Texas Housing Finance Corporation,
             Revenue Bonds, AMT (d)(l):
       85       Series A, 8% due 11/01/2025                                  86
      155       Series B, 8.50% due 11/01/2025                              157
             Tarrant County, Texas, Cultural Education Facilities
             Financing Corporation, Retirement Facilities Revenue
             Refunding Bonds (Northwest Senior Housing--
             Edgemere Project), Series A:
    2,200       6% due 11/15/2026                                         2,304
    3,000       6% due 11/15/2036                                         3,098
             Texas State Public Finance Authority, Building
             Revenue Bonds (h)(j):
    2,100       (General Services Commission Project), Series A,
                6% due 2/01/2010                                          2,244
    1,000       (State Preservation Project), Series B, 6%
                due 8/01/2009                                             1,060
   45,000    Texas State Turnpike Authority, Central Texas Turnpike
             System Revenue Bonds, First Tier, Series A, 5.75%
             due 8/15/2038 (c)                                           48,564
    4,930    Upper Trinity Regional Water District, Texas, Water
             Revenue Bonds (Regional Treated Water Supply
             System), Series A, 6% due 8/01/2010 (e)(j)                   5,307
             Webster, Texas, GO, COP, Series A (h):
    1,500       6% due 3/01/2010 (j)                                      1,605
      805       6% due 3/01/2021                                            858



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (continued)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds                                           Value

Utah--0.1%

  $   880    Utah State, HFA, S/F Mortgage Revenue Refunding
             Bonds, AMT, Series C, Class III, 5.50% due 1/01/2018     $     893

Virginia--0.6%

    2,425    Chesterfield County, Virginia, IDA, PCR, Refunding
             (Virginia Electric and Power Company), Series B,
             5.875% due 6/01/2017                                         2,608
             Norfolk, Virginia, Redevelopment and Housing
             Authority, First Mortgage Revenue Bonds (Retirement
             Community), Series A:
      500       6% due 1/01/2025                                            513
    1,100       6.125% due 1/01/2035                                      1,125
    3,825    Pocahontas Parkway Association, Virginia, Toll
             Road Revenue Bonds, Senior-Series A, 5.50%
             due 8/15/2008 (j)                                            4,014

Washington--1.5%

    3,000    Port of Seattle, Washington, Special Facilities
             Revenue Bonds, Series A, 6% due 3/01/2010 (f)(j)             3,236
    3,010    Seattle, Washington, Drain and Wastewater Utility
             Revenue Bonds, 5.75% due 11/01/2022 (f)                      3,195
             Seattle, Washington, Housing Authority Revenue
             Bonds:
    2,750       (Newholly Project), AMT, 6.25% due 12/01/2035             2,795
    4,800       (Replacement Housing Project), 6.125%
                due 12/01/2032                                            4,852
    7,750    Tacoma, Washington, Electric System
             Revenue Refunding Bonds, Series A, 5.75%
             due 1/01/2011 (h)(j)                                         8,385

Wisconsin--0.7%

    1,000    Wisconsin Housing and Economic Development
             Authority, Home Ownership Revenue Bonds, AMT,
             Series C, 6% due 9/01/2036                                   1,059
    1,960    Wisconsin State, GO, AMT, Series B, 6.20%
             due 11/01/2026 (f)                                           1,982
             Wisconsin State Health and Educational Facilities
             Authority Revenue Bonds (Synergyhealth Inc.):
    3,250       6% due 11/15/2023                                         3,460
    3,700       6% due 11/15/2032                                         3,925

Wyoming--0.6%

    8,400    Sweetwater County, Wyoming, PCR, Refunding
             (Idaho Power Company Project), Series A, 6.05%
             due 7/15/2026 (f)                                            8,581

Guam--0.0%

      115    Guam Housing Corporation, S/F Mortgage Revenue
             Bonds, AMT, Series A, 5.75% due 9/01/2031 (l)                  125

Puerto Rico--2.2%

    8,045    Puerto Rico Commonwealth Highway and
             Transportation Authority, Transportation Revenue
             Bonds, 5.75% due 7/01/2022                                   8,544
   30,000    Puerto Rico Commonwealth Infrastructure Financing
             Authority, Special Tax and Capital Appreciation
             Revenue Bonds, Series A, 4.64% due 7/01/2032 (e)(p)          8,313
      785    Puerto Rico Commonwealth, Public Improvement,
             GO, Refunding, 5.70% due 7/01/2020 (f)                         835
   15,000    Puerto Rico Electric Power Authority, Power Revenue
             Bonds, Series NN, 5.125% due 7/01/2029                      15,225



     Face
   Amount    Municipal Bonds                                           Value

U.S. Virgin Islands--0.6%

  $ 8,000    Virgin Islands Government Refinery
             Facilities, Revenue Refunding Bonds
             (Hovensa Coker Project), AMT, 6.50%
             due 7/01/2021                                           $    8,937

             Total Municipal Bonds
             (Cost--$1,229,107)--88.1%                                1,276,336



             Municipal Bonds Held in Trust (s)

Connecticut--0.8%

   10,045    Connecticut State Health and Educational Facilities
             Authority Revenue Refunding Bonds (Eastern
             Connecticut Health Network), Series A, 6.50%
             due 7/01/2030 (m)                                           10,930

District of Columbia--0.7%

   10,000    Distrtict of Columbia, GO, Refunding, Series A, 6%
             due 6/01/2007 (f)(j)                                        10,392

Florida--1.0%

   14,000    Lee County, Florida, Airport Revenue Bonds, AMT,
             Series A, 6% due 10/01/2029 (h)                             15,015

Illinois--1.5%

   21,235    Chicago, Illinois, Board of Education, GO (Chicago
             School Reform), 5.75% due 12/01/2007 (c)(j)                 22,205

Maine--0.2%

    3,190    Maine State Housing Authority, Mortgage Purchase
             Revenue Bonds, AMT, Series D, 6% due 11/15/2028              3,269

Michigan--1.0%

   13,500    Hartland, Michigan, Consolidated School District, GO,
             Refunding, 5.125% due 5/01/2029                             13,764

New Jersey--3.1%

   22,000    New Jersey EDA, School Facilities Construction
             Revenue Bonds, Series O, 5.25% due 3/1/2024                 23,011
   20,000    New Jersey State Turnpike Authority, Turnpike Revenue
             Refunding Bonds, Series A, 5.75% due 1/01/2018 (f)          21,107

Pennsylvania--2.6%

   36,210    Philadelphia, Pennsylvania, Redevelopment Authority
             Revenue Bonds (Neighborhood Transformation),
             Series A, 5.30% due 4/15/2026 (e)                           37,814

South Carolina--1.5%

   21,215    South Carolina State Ports Authority, Ports Revenue
             Bonds, AMT, 5.30% due 7/01/2026 (h)                         21,690

Texas--5.4%

   36,500    Dallas-Fort Worth, Texas, International Airport Revenue
             Bonds, AMT, Series A, 6% due 11/01/2024 (e)                 38,407
   18,860    Houston, Texas, Airport System Revenue Refunding
             Bonds, Sub Lien, Series B, 5.20% due 7/01/2018 (e)          19,190
   20,000    Houston, Texas, Combined Utility System, First Lien
             Revenue Refunding Bonds, Series A, 5.125%
             due 5/15/2028 (f)                                           20,517



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Schedule of Investments (concluded)                          National Portfolio

                                                                 (In Thousands)


     Face
   Amount    Municipal Bonds Held in Trust (s)                         Value

Puerto Rico--0.6%

             Puerto Rico Industrial Tourist Educational, Medical
             and Environmental Control Facilities Revenue Bonds
             (Hospital de la Concepcion), Series A:
  $ 4,000       6.125% due 11/15/2025                                $    4,328
    4,220       6.125% due 11/15/2030                                     4,600

             Total Municipal Bonds Held in Trust
             (Cost--$265,321)--18.4%                                    266,239



   Shares
     Held    Short-Term Securities                                     Value

   53,524    Merrill Lynch Institutional Tax-Exempt Fund,
             3.72% (q)(r)                                            $   53,524

             Total Short-Term Securities
             (Cost--$53,524)--3.7%                                       53,524

Total Investments (Cost--$1,547,952*)--110.2%                         1,596,099
Liabilities in Excess of Other Assets--(1.2%)                          (17,111)
Liability for Trust Certificates, Including Interest
  Expense Payable--(9.0%)                                             (130,567)
                                                                     ----------
Net Assets--100.0%                                                   $1,448,421
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $     1,422,236
                                                    ===============
    Gross unrealized appreciation                   $        51,692
    Gross unrealized depreciation                           (7,807)
                                                    ---------------
    Net unrealized appreciation                     $        43,885
                                                    ===============

(a) Escrowed to maturity.

(b) FHA Insured.

(c) AMBAC Insured.

(d) GNMA Collateralized.

(e) FGIC Insured.

(f) MBIA Insured.

(g) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(h) FSA Insured.

(i) FNMA/GNMA Collateralized.

(j) Prerefunded.

(k) XL Capital Insured.

(l) FHLMC Collateralized.

(m) Radian Insured.

(n) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(o) ACA Insured.

(p) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.

(q) Represents the current yield as of 6/30/2006.

(r) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                      Net          Dividend
    Affiliate                                       Activity        Income

    Merrill Lynch Institutional Tax-Exempt Fund      51,601          $958


(s) As restated. See Note 8. Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

    See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Assets and Liabilities (As Restated for Insured Portfolio and National Portfolio. See Note 8)

                                                                               Short-Term          Insured           National
As of June 30, 2006                                                            Portfolio          Portfolio         Portfolio
Assets

       Investments in unaffiliated securities, at value*                    $   313,274,165    $ 1,018,528,122    $ 1,542,575,100
       Investments in affiliated securities, at value**                          24,643,702          1,730,187         53,523,712
       Cash                                                                       1,487,065            116,946             17,042
       Receivables:
           Securities sold                                                            1,845            200,000         15,723,925
           Interest                                                               5,473,260         15,701,422         23,998,639
           Capital shares sold                                                       17,650          1,093,986          6,507,769
           Dividends                                                                     --             79,204                 --
       Prepaid expenses and other assets                                             44,313            784,731             75,693
                                                                            ---------------    ---------------    ---------------
       Total assets                                                             344,942,000      1,038,234,598      1,642,421,880
                                                                            ---------------    ---------------    ---------------

Liabilities

       Trust certificates                                                                --         92,563,129        129,977,553
       Payables:
           Securities purchased                                                   7,550,775          2,592,714         59,498,838
           Capital shares redeemed                                                  663,536          1,396,044          1,053,023
           Dividends to shareholders                                                263,135          1,069,216          1,831,670
           Interest expense                                                              --            749,794            589,246
           Investment adviser                                                        83,694            266,001            519,880
           Distributor                                                               36,157            126,068            247,205
           Other affiliates                                                          13,039             30,841             70,351
       Accrued expenses and other liabilities                                        68,475            147,535            212,991
                                                                            ---------------    ---------------    ---------------
       Total liabilities                                                          8,678,811         98,941,342        194,000,757
                                                                            ---------------    ---------------    ---------------

Net Assets

       Net assets                                                           $   336,263,189    $   939,293,256    $ 1,448,421,123
                                                                            ===============    ===============    ===============

Net Assets Consist of

       Undistributed investment income--net                                         484,004          1,209,976            946,947
       Undistributed (accumulated) realized capital gains (losses)--net         (7,674,452)            551,100       (51,327,856)
       Unrealized appreciation/depreciation--net                                (2,292,136)         24,382,702         48,147,277
                                                                            ---------------    ---------------    ---------------
       Total accumulated earnings (losses)--net                                 (9,482,584)         26,143,778        (2,233,632)
                                                                            ---------------    ---------------    ---------------
       Class A Common Stock, $.10 par value++                                     1,003,847          2,239,872          2,737,851
       Class B Common Stock, $.10 par value++++                                     240,493            865,614          1,295,487
       Class C Common Stock, $.10 par value++++++                                   648,984            794,670          1,345,637
       Class I Common Stock, $.10 par value++++++++                               1,511,078          8,323,342          8,599,072
       Paid-in capital in excess of par                                         342,341,371        900,925,980      1,436,676,708
                                                                            ---------------    ---------------    ---------------
       Net Assets                                                           $   336,263,189    $   939,293,256    $ 1,448,421,123
                                                                            ===============    ===============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Assets and Liabilities (concluded)
(As Restated for Insured Portfolio and National Portfolio. See Note 8)


                                                                               Short-Term          Insured           National
As of June 30, 2006                                                            Portfolio          Portfolio         Portfolio
Net Asset Value

       Class A:
           Net assets                                                       $    99,293,080    $   172,082,773    $   283,813,966
                                                                            ===============    ===============    ===============
           Shares outstanding                                                    10,038,473         22,398,724         27,378,514
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.89    $          7.68    $         10.37
                                                                            ===============    ===============    ===============
       Class B:
           Net assets                                                       $    23,769,145    $    66,477,437    $   134,177,061
                                                                            ===============    ===============    ===============
           Shares outstanding                                                     2,404,927          8,656,137         12,954,871
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.88    $          7.68    $         10.36
                                                                            ===============    ===============    ===============
       Class C:
           Net assets                                                       $    63,867,991    $    61,046,215    $   139,446,596
                                                                            ===============    ===============    ===============
           Shares outstanding                                                     6,489,837          7,946,703         13,456,368
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.84    $          7.68    $         10.36
                                                                            ===============    ===============    ===============
       Class I:
           Net assets                                                       $   149,332,973    $   639,686,831    $   890,983,500
                                                                            ===============    ===============    ===============
           Shares outstanding                                                    15,110,784         83,233,423         85,990,721
                                                                            ===============    ===============    ===============
           Net asset value and redemption price per share                   $          9.88    $          7.69    $         10.36
                                                                            ===============    ===============    ===============
          * Identified cost                                                 $   315,566,301    $   994,145,420    $ 1,494,427,823
                                                                            ===============    ===============    ===============
         ** Identified cost for affiliated securities                       $    24,643,702    $     1,730,187    $    53,523,712
                                                                            ===============    ===============    ===============
         ++ Authorized shares--Class A                                          150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============
       ++++ Authorized shares--Class B                                          150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
     ++++++ Authorized shares--Class C                                          150,000,000        375,000,000        375,000,000
                                                                            ===============    ===============    ===============
   ++++++++ Authorized shares--Class I                                          150,000,000        500,000,000        375,000,000
                                                                            ===============    ===============    ===============

            See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Operations (As Restated for Insured Portfolio and National Portfolio. See Note 8)

                                                                               Short-Term          Insured           National
For the Year Ended June 30, 2006                                               Portfolio          Portfolio         Portfolio
Investment Income

       Interest                                                             $    11,460,839    $    50,178,755    $    81,215,456
       Dividends*                                                                   767,668          1,287,310            958,049
       Other                                                                             --             88,524                 --
                                                                            ---------------    ---------------    ---------------
       Total income                                                              12,228,507         51,554,589         82,173,505
                                                                            ---------------    ---------------    ---------------

Expenses

       Investment advisory fees                                                   1,326,737          3,666,253          6,872,089
       Interest expense and fees                                                         --          2,883,626          3,711,144
       Account maintenance and distribution fees--Class B                           106,713            593,490          1,182,588
       Account maintenance and distribution fees--Class C                           267,585            507,578            985,685
       Account maintenance fees--Class A                                            120,784            454,456            645,823
       Accounting services                                                          136,494            296,614            408,496
       Transfer agent fees--Class I                                                  60,614            219,323            140,091
       Transfer agent fees--Class A                                                  43,693             58,722            489,694
       Custodian fees                                                                34,997             59,696             87,169
       Registration fees                                                             52,964             50,958             58,792
       Transfer agent fees--Class B                                                  13,614             32,008            100,126
       Professional fees                                                             39,409             59,514             73,647
       Printing and shareholder reports                                              18,566             44,668             61,897
       Transfer agent fees--Class C                                                  34,193             25,234             78,363
       Pricing services                                                              11,552             22,435             55,698
       Directors' fees and expenses                                                   9,713             20,718             28,283
       Other                                                                         23,069             35,190             39,806
                                                                            ---------------    ---------------    ---------------
       Total expenses before waiver                                               2,300,697          9,030,483         15,019,391
       Waiver of expenses                                                          (54,478)           (21,069)           (63,071)
                                                                            ---------------    ---------------    ---------------
       Total expenses after waiver                                                2,246,219          9,009,414         14,956,320
                                                                            ---------------    ---------------    ---------------
       Investment income--net                                                     9,982,288         42,545,175         67,217,185
                                                                            ---------------    ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                     (2,592,944)          5,961,942         12,238,185
           Forward interest rate swaps--net                                              --            774,863                 --
                                                                            ---------------    ---------------    ---------------
       Total realized gain (loss)--net                                          (2,592,944)          6,736,805         12,238,185
                                                                            ---------------    ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                     (1,927,943)       (43,359,030)       (53,182,340)
           Forward interest rate swaps--net                                              --            296,964                 --
                                                                            ---------------    ---------------    ---------------
       Total change in unrealized depreciation--net                             (1,927,943)       (43,062,066)       (53,182,340)
                                                                            ---------------    ---------------    ---------------
       Total realized and unrealized loss--net                                  (4,520,887)       (36,325,261)       (40,944,155)
                                                                            ---------------    ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                 $     5,461,401    $     6,219,914    $    26,273,030
                                                                            ===============    ===============    ===============
           * Dividends from affiliates                                      $       767,668    $       280,283    $       958,049
                                                                            ===============    ===============    ===============

             See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Changes in Net Assets                                                                          Short-Term Portfolio

                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $     9,982,288    $    10,048,780
       Realized loss--net                                                                          (2,592,944)        (3,447,006)
       Change in unrealized depreciation--net                                                      (1,927,943)            505,798
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,461,401          7,107,572
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                 (3,080,084)        (3,411,719)
           Class B                                                                                   (696,530)          (770,673)
           Class C                                                                                 (1,751,261)        (1,822,838)
           Class I                                                                                 (4,454,151)        (4,042,560)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                         (9,982,026)       (10,047,790)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                        (118,737,525)      (233,513,320)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (123,258,150)      (236,453,538)
       Beginning of year                                                                           459,521,339        695,974,877
                                                                                               ---------------    ---------------
       End of year*                                                                            $   336,263,189    $   459,521,339
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       484,004    $       483,742
                                                                                               ===============    ===============

             See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Changes in Net Assets (As Restated. See Note 8)                                                   Insured Portfolio

                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $    42,545,175    $    47,460,598
       Realized gain--net                                                                            6,736,805         15,909,397
       Change in unrealized appreciation/depreciation--net                                        (43,062,066)         25,833,449
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          6,219,914         89,203,444
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                 (7,533,857)        (7,853,231)
           Class B                                                                                 (2,879,619)        (3,953,506)
           Class C                                                                                 (2,276,067)        (2,393,785)
           Class I                                                                                (29,830,404)       (33,236,480)
       Realized gain--net:
           Class A                                                                                   (682,505)                 --
           Class B                                                                                   (295,880)                 --
           Class C                                                                                   (235,289)                 --
           Class I                                                                                 (2,535,229)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (46,268,850)       (47,437,002)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (66,044,701)       (86,014,174)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (106,093,637)       (44,247,732)
       Beginning of year                                                                         1,045,386,893      1,089,634,625
                                                                                               ---------------    ---------------
       End of year*                                                                            $   939,293,256    $ 1,045,386,893
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     1,209,976    $     1,184,748
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Statements of Changes in Net Assets (As Restated. See Note 8)                                                  National Portfolio


                                                                                                       For the Year Ended
                                                                                                            June 30,
Increase (Decrease) in Net Assets:                                                                     2006           2005
Operations

       Investment income--net                                                                  $    67,217,185    $    68,690,786
       Realized gain--net                                                                           12,238,185         11,419,674
       Change in unrealized appreciation--net                                                     (53,182,340)         39,108,283
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         26,273,030        119,218,743
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                                (11,906,520)       (10,680,106)
           Class B                                                                                 (6,469,017)        (8,386,163)
           Class C                                                                                 (4,988,554)        (3,829,101)
           Class I                                                                                (43,778,940)       (45,655,416)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (67,143,031)       (68,550,786)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions                46,489,740       (15,324,652)
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                  5,619,739         35,343,305
       Beginning of year                                                                         1,442,801,384      1,407,458,079
                                                                                               ---------------    ---------------
       End of year*                                                                            $ 1,448,421,123    $ 1,442,801,384
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       946,947    $       872,793
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights                                                                                         Short-Term Portfolio

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                            $  10.00 $  10.06 $  10.18  $  10.14 $  10.06   $  10.00  $  10.05 $  10.17 $  10.13  $  10.06
                                   ---------------------------------------------   ----------------------------------------------
Investment income--net                .26++    .18++    .17++     .24++      .32      .23++     .15++    .14++    .21++       .29
Realized and unrealized
gain (loss)--net                      (.11)    (.06)    (.12)       .04      .08      (.12)     (.05)    (.12)      .04       .07
                                   ---------------------------------------------   ----------------------------------------------
Total from investment operations        .15      .12      .05       .28      .40        .11       .10      .02      .25       .36
                                   ---------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                           (.26)    (.18)    (.17)     (.24)    (.32)      (.23)     (.15)    (.14)    (.21)     (.29)
                                   ---------------------------------------------   ----------------------------------------------
Net asset value, end of year       $   9.89 $  10.00 $  10.06  $  10.18 $  10.14   $   9.88  $  10.00 $  10.05 $  10.17  $  10.13
                                   =============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.47%    1.20%     .50%     2.77%    3.99%      1.11%     1.04%     .24%    2.51%     3.62%
                                   =============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                .54%     .53%     .52%      .52%     .56%       .80%      .79%     .77%     .78%      .82%
                                   =============================================   ==============================================
Expenses                               .55%     .54%     .53%      .53%     .56%       .81%      .80%     .78%     .79%      .82%
                                   =============================================   ==============================================
Investment income--net                2.55%    1.76%    1.68%     2.31%    3.13%      2.28%     1.50%    1.43%    2.10%     2.87%
                                   =============================================   ==============================================

Supplemental Data

Net assets, end of
year (in thousands)                $ 99,293 $141,172 $244,741  $248,454 $140,744   $ 23,769  $ 38,565 $ 63,135 $ 83,886  $ 81,967
                                   =============================================   ==============================================
Portfolio turnover                   82.77%   87.42%   69.08%    44.61%   74.74%     82.77%    87.42%   69.08%   44.61%    74.74%
                                   =============================================   ==============================================

       * Total investment returns exclude the effects of sales charges.

      ++ Based on average shares outstanding.

         See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (concluded)                                                                             Short-Term Portfolio

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                            $   9.95 $  10.01 $  10.13  $  10.09 $  10.01   $   9.99  $  10.05 $  10.17 $  10.13  $  10.05
                                   ---------------------------------------------   ----------------------------------------------
Investment income--net                .23++    .15++    .14++     .19++      .29      .27++     .19++    .18++    .27++       .34
Realized and unrealized
gain (loss)--net                      (.11)    (.06)    (.12)       .06      .08      (.11)     (.06)    (.12)      .02       .08
                                   ---------------------------------------------   ----------------------------------------------
Total from investment operations        .12      .09      .02       .25      .37        .16       .13      .06      .29       .42
                                   ---------------------------------------------   ----------------------------------------------
Less dividends from investment
income--net                           (.23)    (.15)    (.14)     (.21)    (.29)      (.27)     (.19)    (.18)    (.25)     (.34)
                                   ---------------------------------------------   ----------------------------------------------
Net asset value, end of year       $   9.84 $   9.95 $  10.01  $  10.13 $  10.09   $   9.88  $   9.99 $  10.05 $  10.17  $  10.13
                                   =============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.21%     .94%     .23%     2.52%    3.72%      1.57%     1.30%     .59%    2.87%     4.10%
                                   =============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver                .80%     .79%     .77%      .78%     .82%       .44%      .43%     .42%     .42%      .46%
                                   =============================================   ==============================================
Expenses                               .81%     .80%     .78%      .79%     .82%       .45%      .44%     .43%     .43%      .46%
                                   =============================================   ==============================================
Investment income--net                2.29%    1.51%    1.42%     1.92%    2.91%      2.66%     1.88%    1.78%    2.44%     3.30%
                                   =============================================   ==============================================

Supplemental Data

Net assets, end of
year (in thousands)                $ 63,868 $ 92,907 $144,656  $135,782 $  1,596   $149,333  $186,877 $243,443 $251,137  $204,936
                                   =============================================   ==============================================
Portfolio turnover                   82.77%   87.42%   69.08%    44.61%   74.74%     82.77%    87.42%   69.08%   44.61%    74.74%
                                   =============================================   ==============================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charge.

     ++ Based on average shares outstanding.

        See Notes to Financial Statements.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (As Restated. See Note 8)                                                                  Insured Portfolio

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                            $   8.00 $   7.70 $   8.07  $   7.79 $   7.69   $   7.99  $   7.69 $   8.07 $   7.79  $   7.68
                                   ---------------------------------------------   ----------------------------------------------
Investment income--net              .33++++  .34++++  .38++++   .39++++      .39    .29++++   .30++++  .34++++  .35++++       .36
Realized and unrealized
gain (loss)--net                      (.29)      .30    (.37)       .28      .10      (.28)       .30    (.38)      .28       .11
                                   ---------------------------------------------   ----------------------------------------------
Total from investment operations        .04      .64      .01       .67      .49        .01       .60    (.04)      .63       .47
                                   ---------------------------------------------   ----------------------------------------------
Less dividends and distributions:
  Investment income--net              (.33)    (.34)    (.38)     (.39)    (.39)      (.29)     (.30)    (.34)    (.35)     (.36)
  Realized gain--net                  (.03)       --       --        --     --++      (.03)        --       --       --      --++
                                   ---------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.36)    (.34)    (.38)     (.39)    (.39)      (.32)     (.30)    (.34)    (.35)     (.36)
                                   ---------------------------------------------   ----------------------------------------------
Net asset value, end of year       $   7.68 $   8.00 $   7.70  $   8.07 $   7.79   $   7.68  $   7.99 $   7.69 $   8.07  $   7.79
                                   =============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                              .44%    8.47%     .10%     8.77%    6.63%       .05%     7.93%   (.53%)    8.21%     6.23%
                                   =============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver and
excluding interest expense             .70%     .71%     .71%      .71%     .72%      1.21%     1.21%    1.21%    1.22%     1.23%
                                   =============================================   ==============================================
Expenses, net of waiver                .99%     .88%     .91%      .96%    1.03%      1.50%     1.39%    1.42%    1.47%     1.53%
                                   =============================================   ==============================================
Expenses                               .99%     .89%     .91%      .96%    1.03%      1.50%     1.40%    1.42%    1.47%     1.53%
                                   =============================================   ==============================================
Investment income--net                4.15%    4.33%    4.79%     4.88%    5.10%      3.64%     3.83%    4.29%    4.38%     4.58%
                                   =============================================   ==============================================

Supplemental Data

Net assets, end of
year (in thousands)                $172,083 $182,216 $183,007  $187,805 $161,110   $ 66,477  $ 91,355 $111,524 $160,177  $182,241
                                   =============================================   ==============================================
Portfolio turnover                      41%      47%      44%       33%      28%        41%       47%      44%      33%       28%
                                   =============================================   ==============================================

      * Total investment returns exclude the effects of sales charges.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

        See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (concluded) (As Restated. See Note 8)                                                      Insured Portfolio

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                            $   8.00 $   7.69 $   8.07  $   7.79 $   7.68   $   8.00  $   7.70 $   8.07 $   7.80  $   7.69
                                   ---------------------------------------------   ----------------------------------------------
Investment income--net              .28++++  .30++++  .33++++   .34++++      .35    .35++++   .36++++  .40++++  .41++++       .41
Realized and unrealized
gain (loss)--net                      (.29)      .31    (.38)       .28      .11      (.28)       .30    (.37)      .27       .11
                                   ---------------------------------------------   ----------------------------------------------
Total from investment operations      (.01)      .61    (.05)       .62      .46        .07       .66      .03      .68       .52
                                   ---------------------------------------------   ----------------------------------------------
Less dividends and distributions:
  Investment income--net              (.28)    (.30)    (.33)     (.34)    (.35)      (.35)     (.36)    (.40)    (.41)     (.41)
  Realized gain--net                  (.03)       --       --        --     --++      (.03)        --       --       --      --++
                                   ---------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.31)    (.30)    (.33)     (.34)    (.35)      (.38)     (.36)    (.40)    (.41)     (.41)
                                   ---------------------------------------------   ----------------------------------------------
Net asset value, end of year       $   7.68 $   8.00 $   7.69  $   8.07 $   7.79   $   7.69  $   8.00 $   7.70 $   8.07  $   7.80
                                   =============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                            (.12%)    8.01%   (.58%)     8.16%    6.18%       .82%     8.74%     .35%    8.88%     7.03%
                                   =============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver and
excluding interest expense            1.26%    1.26%    1.26%     1.27%    1.28%       .45%      .46%     .46%     .46%      .47%
                                   =============================================   ==============================================
Expenses, net of waiver               1.55%    1.44%    1.47%     1.52%    1.58%       .74%      .63%     .66%     .71%      .78%
                                   =============================================   ==============================================
Expenses                              1.55%    1.45%    1.47%     1.52%    1.58%       .74%      .64%     .67%     .71%      .78%
                                   =============================================   ==============================================
Investment income--net                3.59%    3.77%    4.23%     4.31%    4.56%      4.40%     4.58%    5.04%    5.13%     5.35%
                                   =============================================   ==============================================

Supplemental Data

Net assets, end of
year (in thousands)                $ 61,046 $ 64,682 $ 61,794  $ 66,089 $ 34,541   $639,687  $707,134 $733,310 $855,757  $878,018
                                   =============================================   ==============================================
Portfolio turnover                      41%      47%      44%       33%      28%        41%       47%      44%      33%       28%
                                   =============================================   ==============================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charge.

     ++ Amount is less than $(.01) per share.

   ++++ Based on average shares outstanding.

        See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (As Restated. See Note 8)                                                                 National Portfolio

The following per share data                            Class A                                        Class B
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                            $  10.67 $  10.29 $  10.54  $  10.27 $  10.15   $  10.66  $  10.28 $  10.53 $  10.26  $  10.14
                                   ---------------------------------------------   ----------------------------------------------
Investment income--net               .49+++   .50+++   .52+++    .53+++      .53     .43+++    .45+++   .47+++   .48+++       .53
Realized and unrealized
gain (loss)--net                      (.30)      .38    (.25)       .27      .12      (.30)       .38    (.26)      .27       .12
                                   ---------------------------------------------   ----------------------------------------------
Total from investment operations        .19      .88      .27       .80      .65        .13       .83      .21      .75       .65
                                   ---------------------------------------------   ----------------------------------------------
Less dividends and distributions:
  Investment income--net              (.49)    (.50)    (.52)     (.53)    (.53)      (.43)     (.45)    (.46)    (.48)     (.53)
  Realized gain--net                     --       --       --        --     --++         --        --       --       --      --++
                                   ---------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.49)    (.50)    (.52)     (.53)    (.53)      (.43)     (.45)    (.46)    (.48)     (.53)
                                   ---------------------------------------------   ----------------------------------------------
Net asset value, end of year       $  10.37 $  10.67 $  10.29  $  10.54 $  10.27   $  10.36  $  10.66 $  10.28 $  10.53  $  10.26
                                   =============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.77%    8.73%    2.62%     7.98%    6.72%      1.25%     8.18%    2.10%    7.43%     6.18%
                                   =============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver and
excluding interest expense             .83%     .84%     .85%      .84%     .87%      1.34%     1.35%    1.35%    1.34%     1.38%
                                   =============================================   ==============================================
Expenses, net of waiver               1.09%     .97%     .95%     1.00%    1.20%      1.60%     1.48%    1.45%    1.50%     1.70%
                                   =============================================   ==============================================
Expenses                              1.10%     .97%     .95%     1.00%    1.20%      1.61%     1.48%    1.46%    1.51%     1.70%
                                   =============================================   ==============================================
Investment income--net                4.61%    4.76%    4.97%     5.10%    5.30%      4.11%     4.27%    4.47%    4.59%     4.80%
                                   =============================================   ==============================================

Supplemental Data

Net assets, end of
year (in thousands)                $283,814 $248,231 $207,376  $200,108 $137,225   $134,177  $177,553 $217,814 $321,477  $295,827
                                   =============================================   ==============================================
Portfolio turnover                      56%      33%      20%       34%      27%        56%       33%      20%      34%       27%
                                   =============================================   ==============================================

      * Total investment returns exclude the effects of sales charges.

     ++ Amount is less than $(.01) per share.

    +++ Based on average shares outstanding.

        See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Financial Highlights (concluded) (As Restated. See Note 8)                                                     National Portfolio

The following per share data                            Class C                                        Class I
and ratios have been derived
from information provided in                  For the Year Ended June 30,                    For the Year Ended June 30,
the financial statements.              2006     2005     2004      2003     2002       2006      2005     2004     2003      2002
Per Share Operating Performance

Net asset value, beginning
of year                            $  10.66 $  10.29 $  10.54  $  10.26 $  10.14   $  10.66  $  10.29 $  10.54 $  10.26  $  10.14
                                   ---------------------------------------------   ----------------------------------------------
Investment income--net               .43+++   .44+++   .46+++    .47+++      .53     .51+++    .53+++   .55+++   .56+++       .62
Realized and unrealized
gain (loss)--net                      (.29)      .37    (.25)       .28      .12      (.30)       .37    (.25)      .28       .12
                                   ---------------------------------------------   ----------------------------------------------
Total from investment operations        .14      .81      .21       .75      .65        .21       .90      .30      .84       .74
                                   ---------------------------------------------   ----------------------------------------------
Less dividends and distributions:
  Investment income--net              (.44)    (.44)    (.46)     (.47)    (.53)      (.51)     (.53)    (.55)    (.56)     (.62)
  Realized gain--net                     --       --       --        --     --++         --        --       --       --      --++
                                   ---------------------------------------------   ----------------------------------------------
Total dividends and distributions     (.44)    (.44)    (.46)     (.47)    (.53)      (.51)     (.53)    (.55)    (.56)     (.62)
                                   ---------------------------------------------   ----------------------------------------------
Net asset value, end of year       $  10.36 $  10.66 $  10.29  $  10.54 $  10.26   $  10.36  $  10.66 $  10.29 $  10.54  $  10.26
                                   =============================================   ==============================================

Total Investment Return*

Based on net asset value
per share                             1.20%    8.02%    2.05%     7.48%    6.13%      2.02%     8.89%    2.88%    8.34%     6.98%
                                   =============================================   ==============================================

Ratios to Average Net Assets

Expenses, net of waiver and
excluding interest expense            1.39%    1.40%    1.40%     1.39%    1.43%       .58%      .59%     .60%     .59%      .62%
                                   =============================================   ==============================================
Expenses, net of waiver               1.65%    1.53%    1.50%     1.55%    1.75%       .84%      .72%     .70%     .75%      .95%
                                   =============================================   ==============================================
Expenses                              1.65%    1.53%    1.51%     1.56%    1.75%       .85%      .72%     .70%     .75%      .95%
                                   =============================================   ==============================================
Investment income--net                4.05%    4.20%    4.42%     4.54%    4.76%      4.87%     5.02%    5.23%    5.35%     5.55%
                                   =============================================   ==============================================

Supplemental Data

Net assets, end of
year (in thousands)                $139,447 $107,893 $ 74,849  $ 77,906 $ 52,822   $890,984  $909,125 $907,419 $624,192  $626,935
                                   =============================================   ==============================================
Portfolio turnover                      56%      33%      20%       34%      27%        56%       33%      20%      34%       27%
                                   =============================================   ==============================================

      * Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
        Class I Shares are no longer subject to any front-end sales charge.

     ++ Amount is less than $(.01) per share.

    +++ Based on average shares outstanding.

        See Notes to Financial Statements.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements


1.  Significant Accounting Policies:
Merrill Lynch Municipal Bond Fund, Inc. ("the Fund") (consisting of Merrill Lynch Short-Term Portfolio, Merrill Lynch Insured Portfolio and Merrill Lynch National Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management in-vestment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund's Portfolios offer multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolios deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to pay or receive interest on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. The value of the agreement is determined by quoted fair values received daily by the Fund from the counterparty. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


(c) Municipal bonds held in trust--The Insured and National Portfolios invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a fund, or an agent on behalf of the fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the fund which made the transfer or to affiliates of the fund. Each of these Portfolios' transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in each of these Portfolios' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of these Portfolios. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by these Portfolios on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by these Portfolios include the right of the Portfolios (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Portfolios. At June 30, 2006, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:


                                              Range of
                                              Interest       Underlying
                                                on the        Municipal
                        Liability for        Liability            Bonds
                                Trust        for Trust      Transferred
                         Certificates     Certificates          to TOBs

Insured Portfolio        $ 92,563,129      2.40%-4.04%     $179,371,082
National Portfolio       $129,977,553      3.56%-3.69%     $266,238,968


Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Portfolios' investment in TOB Residuals likely will adversely affect the Portfolios' investment income-net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect these Portfolios' net asset value per share.

While the Portfolios' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Portfolios to borrow money for purposes of making investments. The Fund's management believes that the Fund's restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolios amortize all premiums and discounts on debt securities.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Expenses--Certain expenses have been allocated to the individual Portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each Portfolio included in the Fund.

(i) Insurance--Insured Portfolio: Where bonds in the Portfolio have not been insured pursuant to policies obtained by the issuer, the Fund has obtained insurance with respect to the payment of interest and principal of each bond. Such insurance is valid as long as the bonds are held by the Portfolio.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, with respect to the National Portfolio, $5,338,667 has been reclassified between paid-in capital in excess of par and accumulated realized net capital losses as a result of a permanent difference attributable to expired capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the average daily value of the Fund's net assets.


                                         Rate of Advisory Fee

Aggregate of Average Daily
Net Assets of the Three            Short-Term        Insured       National
Combined Portfolios                 Portfolio      Portfolio      Portfolio

Not exceeding $250 million              .40 %          .40 %          .50 %
In excess of $250 million but
   not exceeding $400 million            .375           .375           .475
In excess of $400 million but
   not exceeding $550 million             .35           .375           .475
In excess of $550 million but
   not exceeding $1.5 billion            .325           .375           .475
In excess of $1.5 billion                .325            .35           .475


FAM has agreed to waive its advisory fee for each Portfolio by the amount of advisory fee each Portfolio pays to FAM indirectly through each Portfolio's investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended June 30, 2006, FAM waived Short-Term Portfolio, Insured Portfolio and National Portfolio in the amounts of $54,478, $21,069 and $63,071, respectively.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account Maintenance Fees

                                      Class A        Class B        Class C

Short-Term Portfolio                     .10%           .15%           .15%
Insured Portfolio                        .25%           .25%           .25%
National Portfolio                       .25%           .25%           .25%



                                              Distribution Fees

                                      Class A        Class B        Class C

Short-Term Portfolio                       --           .20%           .20%
Insured Portfolio                          --           .50%           .55%
National Portfolio                         --           .50%           .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2006, FAMD earned under-writing discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares follows:


                                      FAMD                    MLPF&S

                              Class A    Class I        Class A     Class I

Short-Term Portfolio         $    674   $  1,179      $   8,156     $13,664
Insured Portfolio            $  6,382   $  6,036      $  54,940     $28,261
National Portfolio           $ 24,853   $ 12,519      $ 196,084     $35,347


For the year ended June 30, 2006, MLPF&S received contingent deferred sales charges of $197,335 relating to transactions in Class B Shares, amounting to $36,726, $65,081 and $95,528 in the Short-Term, Insured and National Portfolios, respectively, and $39,046 relating to transactions in Class C Shares, amounting to $8,865, $4,633 and $25,548 in the Short-Term, Insured and National Portfolios, respectively.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Furthermore, MLPF&S received contingent deferred sales charges relating to transactions subject to front-end sales charge waivers as follows:


                                      Class A               Class I

Short-Term Portfolio                  $     8                    --
National Portfolio                    $22,586                   $58


In addition, MLPF&S received $642 and $1,775 in commissions on the execution of portfolio security transactions for the Insured Portfolio and National Portfolio, respectively, for the year ended June 30, 2006.

For the year ended June 30, 2006, the Fund reimbursed FAM $8,751, $22,357 and $31,827 in the Short-Term, Insured and National Portfolios, respectively, for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2006 were as follows:


                                    Purchases                 Sales

Short-Term Portfolio             $287,270,083          $343,448,147
Insured Portfolio                $443,978,513          $513,022,773
National Portfolio               $881,686,913          $834,005,636


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions for the years ended June 30, 2006 and June 30, 2005 were $(118,737,525) and $(233,513,320), respectively, for the Short-Term Portfolio; $(66,044,701) and $(86,014,174), respectively, for the Insured Portfolio; and $46,489,740 and $(15,324,652), respectively, for the National Portfolio.

Transactions in capital shares for each class were as follows:


Short-Term Portfolio
Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  821,123    $     8,169,499
Automatic conversion of shares               145,897          1,206,454
Shares issued to shareholders in
   reinvestment of dividends                 121,345          1,449,949
                                      --------------    ---------------
Total issued                               1,088,365         10,825,902
Shares redeemed                          (5,163,012)       (51,318,356)
                                      --------------    ---------------
Net decrease                             (4,074,647)    $  (40,492,454)
                                      ==============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                3,374,057    $    33,962,460
Automatic conversion of shares               146,594          1,473,218
Shares issued to shareholders in
   reinvestment of dividends                 184,448          1,850,964
                                      --------------    ---------------
Total issued                               3,705,099         37,286,642
Shares redeemed                         (13,930,419)      (139,907,342)
                                      --------------    ---------------
Net decrease                            (10,225,320)    $ (102,620,700)
                                      ==============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                   38,884    $       386,427
Shares issued to shareholders in
   reinvestment of dividends                  44,426            441,220
                                      --------------    ---------------
Total issued                                  83,310            827,647
                                      --------------    ---------------
Automatic conversion
   of shares                               (121,450)        (1,206,454)
Shares redeemed                          (1,415,324)       (14,064,507)
                                      --------------    ---------------
Total redeemed                           (1,536,774)       (15,270,961)
                                      --------------    ---------------
Net decrease                             (1,453,464)    $  (14,443,314)
                                      ==============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  269,378    $     2,707,532
Shares issued to shareholders in
   reinvestment of dividends                  48,450            485,847
                                      --------------    ---------------
Total issued                                 317,828          3,193,379
                                      --------------    ---------------
Automatic conversion of shares             (146,687)        (1,473,218)
Shares redeemed                          (2,595,792)       (26,034,176)
                                      --------------    ---------------
Total redeemed                           (2,742,479)       (27,507,394)
                                      --------------    ---------------
Net decrease                             (2,424,651)    $  (24,314,015)
                                      ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  611,352    $     6,048,208
Shares issued to shareholders in
   reinvestment of dividends                 115,698          1,143,935
                                      --------------    ---------------
Total issued                                 727,050          7,192,143
Shares redeemed                          (3,572,643)       (35,353,144)
                                      --------------    ---------------
Net decrease                             (2,845,593)    $  (28,161,001)
                                      ==============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,680,127    $    16,793,553
Shares issued to shareholders in
   reinvestment of dividends                 117,775          1,175,754
                                      --------------    ---------------
Total issued                               1,797,902         17,969,307
Shares redeemed                          (6,920,737)       (69,093,002)
                                      --------------    ---------------
Net decrease                             (5,122,835)    $  (51,123,695)
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,502,926    $    14,921,923
Shares issued to shareholders in
   reinvestment of dividends                 260,966          2,590,922
                                      --------------    ---------------
Total issued                               1,763,892         17,512,845
Shares redeemed                          (5,351,695)       (53,153,601)
                                      --------------    ---------------
Net decrease                             (3,587,803)    $  (35,640,756)
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                2,389,803    $    23,968,954
Shares issued to shareholders in
   reinvestment of dividends                 246,614          2,472,327
                                      --------------    ---------------
Total issued                               2,636,417         26,441,281
Shares redeemed                          (8,166,900)       (81,896,191)
                                      --------------    ---------------
Net decrease                             (5,530,483)    $  (55,454,910)
                                      ==============    ===============



Insured Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,348,298    $    10,584,431
Automatic conversion of shares               981,047          7,688,689
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             509,243          3,992,856
                                      --------------    ---------------
Total issued                               2,838,588         22,265,976
Shares redeemed                          (3,222,764)       (25,174,807)
                                      --------------    ---------------
Net decrease                               (384,176)    $   (2,908,831)
                                      ==============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,066,208    $     8,437,549
Automatic conversion of shares             1,094,647          8,649,488
Shares issued to shareholders in
   reinvestment of dividends                 495,949          3,921,138
                                      --------------    ---------------
Total issued                               2,656,804         21,008,175
Shares redeemed                          (3,656,199)       (28,860,424)
                                      --------------    ---------------
Net decrease                               (999,395)    $   (7,852,249)
                                      ==============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  236,379    $     1,852,684
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             174,687          1,370,101
                                      --------------    ---------------
Total issued                                 411,066          3,222,785
                                      --------------    ---------------
Automatic conversion of shares             (981,283)        (7,688,689)
Shares redeemed                          (2,200,222)       (17,243,259)
                                      --------------    ---------------
Total redeemed                           (3,181,505)       (24,931,948)
                                      --------------    ---------------
Net decrease                             (2,770,439)    $  (21,709,163)
                                      ==============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  283,542    $     2,237,673
Shares issued to shareholders in
   reinvestment of dividends                 218,648          1,727,424
                                      --------------    ---------------
Total issued                                 502,190          3,965,097
                                      --------------    ---------------
Automatic conversion of shares           (1,094,676)        (8,649,488)
Shares redeemed                          (2,479,128)       (19,581,853)
                                      --------------    ---------------
Total redeemed                           (3,573,804)       (28,231,341)
                                      --------------    ---------------
Net decrease                             (3,071,614)    $  (24,266,244)
                                      ==============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,343,228    $    10,538,215
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             162,002          1,270,193
                                      --------------    ---------------
Total issued                               1,505,230         11,808,408
Shares redeemed                          (1,646,563)       (12,894,237)
                                      --------------    ---------------
Net decrease                               (141,333)    $   (1,085,829)
                                      ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,281,216    $    10,135,537
Shares issued to shareholders in
   reinvestment of dividends                 162,591          1,285,374
                                      --------------    ---------------
Total issued                               1,443,807         11,420,911
Shares redeemed                          (1,386,798)       (10,955,958)
                                      --------------    ---------------
Net increase                                  57,009    $       464,953
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                1,459,336    $    11,434,123
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                           1,775,119         13,924,940
                                      --------------    ---------------
Total issued                               3,234,455         25,359,063
Shares redeemed                          (8,382,862)       (65,699,941)
                                      --------------    ---------------
Net decrease                             (5,148,407)    $  (40,340,878)
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                1,160,854    $     9,184,822
Shares issued to shareholders in
   reinvestment of dividends               1,785,849         14,124,090
                                      --------------    ---------------
Total issued                               2,946,703         23,308,912
Shares redeemed                          (9,826,814)       (77,669,546)
                                      --------------    ---------------
Net decrease                             (6,880,111)    $  (54,360,634)
                                      ==============    ===============



National Portfolio

Class A Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,809,040    $    60,821,050
Automatic conversion of shares             1,794,525         18,842,536
Shares issued to shareholders in
   reinvestment of dividends                 547,471          5,750,522
                                      --------------    ---------------
Total issued                               8,151,036         85,414,108
Shares redeemed                          (4,046,647)       (42,487,976)
                                      --------------    ---------------
Net increase                               4,104,389    $    42,926,132
                                      ==============    ===============



Class A Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                5,528,841    $    58,067,896
Automatic conversion of shares             1,765,411         18,581,047
Shares issued to shareholders in
   reinvestment of dividends                 477,278          5,031,328
                                      --------------    ---------------
Total issued                               7,771,530         81,680,271
Shares redeemed                          (4,647,158)       (48,641,136)
                                      --------------    ---------------
Net increase                               3,124,372    $    33,039,135
                                      ==============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                  738,406    $     7,749,159
Shares issued to shareholders in
   reinvestment of dividends                 254,982          2,677,936
                                      --------------    ---------------
Total issued                                 993,388         10,427,095
                                      --------------    ---------------
Automatic conversion of shares           (1,796,012)       (18,842,536)
Shares redeemed                          (2,903,855)       (30,484,753)
                                      --------------    ---------------
Total redeemed                           (4,699,867)       (49,327,289)
                                      --------------    ---------------
Net decrease                             (3,706,479)    $  (38,900,194)
                                      ==============    ===============



Class B Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                  628,757    $     6,605,915
Shares issued to shareholders in
   reinvestment of dividends                 330,341          3,477,776
                                      --------------    ---------------
Total issued                                 959,098         10,083,691
                                      --------------    ---------------
Automatic conversion of shares           (1,766,807)       (18,581,047)
Shares redeemed                          (3,712,735)       (39,022,894)
                                      --------------    ---------------
Total redeemed                           (5,479,542)       (57,603,941)
                                      --------------    ---------------
Net decrease                             (4,520,444)    $  (47,520,250)
                                      ==============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                4,865,773    $    51,061,570
Shares issued to shareholders in
   reinvestment of dividends                 296,743          3,115,813
                                      --------------    ---------------
Total issued                               5,162,516         54,177,383
                                      --------------    ---------------
Shares redeemed                          (1,825,533)       (19,143,539)
                                      --------------    ---------------
Net increase                               3,336,983    $    35,033,844
                                      ==============    ===============



Class C Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                4,140,886    $    43,609,428
Shares issued to shareholders in
   reinvestment of dividends                 217,764          2,295,644
                                      --------------    ---------------
Total issued                               4,358,650         45,905,072
Shares redeemed                          (1,514,374)       (15,959,537)
                                      --------------    ---------------
Net increase                               2,844,276    $    29,945,535
                                      ==============    ===============



Class I Shares for the Year                                      Dollar
Ended June 30, 2006                           Shares             Amount

Shares sold                                5,928,015    $    62,151,396
Shares issued to shareholders in
   reinvestment of dividends               2,713,665         28,501,117
                                      --------------    ---------------
Total issued                               8,641,680         90,652,513
Shares redeemed                          (7,929,485)       (83,222,555)
                                      --------------    ---------------
Net increase                                 712,195    $     7,429,958
                                      ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)



Class I Shares for the Year                                      Dollar
Ended June 30, 2005                           Shares             Amount

Shares sold                                2,524,187    $    26,563,911
Shares issued to shareholders in
   reinvestment of dividends               2,816,177         29,669,505
                                      --------------    ---------------
Total issued                               5,340,364         56,233,416
Shares redeemed                          (8,272,425)       (87,022,488)
                                      --------------    ---------------
Net decrease                             (2,932,061)    $  (30,789,072)
                                      ==============    ===============



5. Short-Term Borrowings:
The Fund, on behalf of the Portfolios, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended June 30, 2006.


6. Distributions to Shareholders:

Short-Term Portfolio

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005

Distributions paid from:
   Tax-exempt income                  $    9,982,026    $    10,047,790
                                      --------------    ---------------
Total distributions                   $    9,982,026    $    10,047,790
                                      ==============    ===============



As of June 30, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net                    $       484,004
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               484,004
Capital loss carryforward                                  (6,069,000)*
Unrealized losses--net                                    (3,897,588)**
                                                        ---------------
Total accumulated losses--net                           $   (9,482,584)
                                                        ===============

 * On June 30, 2006, the Fund had a net capital loss carryforward of $6,069,000, of which $119,413 expires in 2008, $426,094 expires in 2009, $331,374 expires in 2012, $1,101,799 expires in 2013 and
   $4,090,320 expires in 2014. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the deferral of post-October capital losses for tax purposes.


Insured Portfolio

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:


                                           6/30/2006          6/30/2005

Distributions paid from:
   Tax-exempt income                  $   42,519,947    $    47,437,002
   Net long-term capital gain              3,748,903                 --
                                      --------------    ---------------
Total distributions                   $   46,268,850    $    47,437,002
                                      ==============    ===============


As of June 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income--net                    $     1,071,111
Undistributed long-term capital gains--net                    3,418,781
                                                        ---------------
Total undistributed earnings--net                             4,489,892
Capital loss carryforward                                            --
Unrealized gains--net                                       21,653,886*
                                                        ---------------
Total accumulated earnings--net                         $    26,143,778
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the tax deferral of losses on straddles and the difference between the book and tax treatments of residual interests in tender option bond trusts.


National Portfolio

The tax character of distributions paid during the fiscal years ended June 30, 2006 and June 30, 2005 was as follows:



                                           6/30/2006          6/30/2005
Distributions paid from:
   Tax-exempt income                  $   67,143,031    $    68,550,786
                                      --------------    ---------------
Total distributions                   $   67,143,031    $    68,550,786
                                      ==============    ===============



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


As of June 30, 2006, the components of accumulated losses on a tax basis were as follows:



Undistributed tax-exempt income--net                    $       813,769
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               813,769
Capital loss carryforward                                 (48,627,822)*
Unrealized gains--net                                      45,580,421**
                                                        ---------------
Total accumulated losses--net                           $   (2,233,632)
                                                        ===============

 * On June 30, 2006, the Fund had a net capital loss carryforward of $48,627,822, of which $18,544,142 expires in 2007, $27,105,017 expires in 2009, $444,566 expires in 2010, $942,957 expires in 2011 and $1,591,140 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatments of residual interests in tender option bond trusts.



7. Plan of Reorganization:
On May 12, 2006, the Board of Directors of Short-Term Portfolio of Merrill Lynch Municipal Bond Fund, Inc. (the "Short-Term Portfolio") approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the Short-Term Portfolio will acquire substantially all of the assets and assume substantially all of the liabilities of BlackRock Ultra Short Municipal Portfolio in exchange for newly issued shares of the Short-Term Portfolio.


8. Restatement Information for Merrill Lynch Insured Portfolio and Merrill Lynch National Portfolio:
Subsequent to the issuance of their June 30, 2006 financial statements, Merrill Lynch Insured Portfolio and Merrill Lynch National Portfolio determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, these Portfolios have restated the Statements of Assets and Liabilities, including the Schedules of Investments, as of June 30, 2006, the Statements of Operations for the year then ended, the Statements of Changes in Net Assets for each of the two years in the period then ended, and certain financial highlights for each of the five years in the period then ended. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain - net and in the change in unrealized appreciation/depreciation - net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.


Insured Portfolio

Statement of Assets and Liabilities
as of June 30, 2006

                                          Previously
                                            Reported           Restated

Investments in unaffiliated
  securities, at value                  $925,964,993     $1,018,528,122
Investments in unaffiliated
  securities, identified cost           $904,744,605     $  994,145,420
Interest receivable                     $ 14,951,628     $   15,701,422
Total assets                            $944,921,675     $1,038,234,598
Trust certificates                                --     $   92,563,129
Interest expense payable                          --     $      749,794
Total liabilities                       $  5,628,419     $   98,941,342
Undistributed realized capital
  gains--net                            $  3,713,414     $      551,100
Unrealized appreciation--net            $ 21,220,388     $   24,382,702



Statement of Operations for the
Year Ended June 30, 2006

                                          Previously
                                            Reported           Restated

Interest                               $  47,295,129     $   50,178,755
Total income                           $  48,670,963     $   51,554,589
Interest expense and fees                         --     $    2,883,626
Total expenses before waiver           $   6,146,857     $    9,030,483
Total expenses after waiver            $   6,125,788     $    9,009,414
Realized gain (loss) on
  investments--net                     $   6,488,312     $    5,961,942
Total realized gain (loss)--net        $   7,263,175     $    6,736,805
Change in unrealized
  appreciation/depreciation
  on investments--net                  $(43,885,400)     $ (43,359,030)
Total change in unrealized
  depreciation--net                    $(43,588,436)     $ (43,062,066)



Statement of Changes in Net Assets for the Year Ended June 30, 2006

                                          Previously
                                            Reported           Restated

Realized gain--net                     $   7,263,175     $    6,736,805
Change in unrealized appreciation/
  depreciation--net                    $(43,588,436)     $ (43,062,066)



Statement of Changes in Net Assets for the Year Ended June 30, 2005

                                          Previously
                                            Reported           Restated

Realized gain--net                      $ 16,055,264      $  15,909,397
Change in unrealized appreciation/
  depreciation--net                     $ 25,687,582      $  25,833,449



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Financial Highlights for the Years Ended June 30, 2006, 2005, 2004, 2003 and 2002

                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class A             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .70%       .99%       .71%       .88%        .71%       .91%       .71%       .96%        .72%      1.03%
Expenses                .71%       .99%       .71%       .89%        .71%       .91%       .71%       .96%        .72%      1.03%
Portfolio turnover    48.96%        41%     55.00%        47%      49.27%        44%     38.17%        33%      32.78%        28%



                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class B             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.21%      1.50%      1.21%      1.39%       1.21%      1.42%      1.22%      1.47%       1.23%      1.53%
Expenses               1.21%      1.50%      1.22%      1.40%       1.22%      1.42%      1.22%      1.47%       1.23%      1.53%
Portfolio turnover    48.96%        41%     55.00%        47%      49.27%        44%     38.17%        33%      32.78%        28%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class C             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.26%      1.55%      1.26%      1.44%       1.26%      1.47%      1.27%      1.52%       1.28%      1.58%
Expenses               1.26%      1.55%      1.27%      1.45%       1.27%      1.47%      1.27%      1.52%       1.28%      1.58%
Portfolio turnover    48.96%        41%     55.00%        47%      49.27%        44%     38.17%        33%      32.78%        28%


                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class I             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .45%       .74%       .46%       .63%        .46%       .66%       .46%       .71%        .47%       .78%
Expenses                .46%       .74%       .46%       .64%        .46%       .67%       .46%       .71%        .47%       .78%
Portfolio turnover    48.96%        41%     55.00%        47%      49.27%        44%     38.17%        33%      32.78%        28%



National Portfolio

Statement of Assets and Liabilities
as of June 30, 2006

                                          Previously
                                            Reported           Restated

Investments in unaffiliated
  securities, at value               $ 1,412,597,547    $ 1,542,575,100
Investments in unaffiliated
  securities, identified cost        $ 1,367,296,073    $ 1,494,427,823
Interest receivable                  $    23,409,393    $    23,998,639
Total assets                         $ 1,511,855,081    $ 1,642,421,880
Trust certificates                                --    $   129,977,553
Interest expense payable                          --    $       589,246
Total liabilities                    $    63,433,958    $   194,000,757
Accumulated realized capital
  losses--net                        $  (48,606,905)    $  (51,327,856)
Unrealized appreciation--net         $    45,301,474    $    48,147,277
Paid-in capital in excess of par     $ 1,436,801,560    $ 1,436,676,708
Total accumulated loss               $   (2,358,484)    $   (2,233,632)


Statement of Operations for the
Year Ended June 30, 2006

                                          Previously
                                            Reported           Restated

Interest                               $  77,504,312      $  81,215,456
Total Income                           $  78,462,361      $  82,173,505
Interest expense and fees                         --      $   3,711,144
Total expenses before
  waiver                               $  11,308,247      $  15,019,391
Total expenses after
  waiver                               $  11,245,176      $  14,956,320
Realized gain (loss) on
  investments--net                     $  12,459,289      $  12,238,185
Total realized gain--net               $  12,459,289      $  12,238,185
Change in unrealized
  appreciation/depreciation
  on investments--net                  $(53,403,444)      $(53,182,340)
Total change in unrealized
  appreciation--net                    $(53,403,444)      $(53,182,340)



Statement of Changes in Net Assets for the
Year Ended June 30, 2006
                                          Previously
                                            Reported           Restated

Realized gain--net                     $  12,459,289      $  12,238,185
Change in unrealized appreciation/
  depreciation--net                    $(53,403,444)      $(53,182,340)



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (continued)


Statement of Changes in Net Assets for the Year Ended June 30, 2005

                                          Previously
                                            Reported           Restated

Realized gain--net                      $ 11,191,578       $ 11,419,674
Change in unrealized appreciation/
  depreciation--net                     $ 39,336,379       $ 39,108,283



Financial Highlights for the Years Ended June 30, 2006, 2005, 2004, 2003 and 2002

                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class A             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .83%      1.09%       .84%       .97%        .85%       .95%       .84%      1.00%        .87%      1.20%
Expenses                .84%      1.10%       .85%       .97%        .85%       .95%       .84%      1.00%        .87%      1.20%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%



                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class B             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.34%      1.60%      1.35%      1.48%       1.35%      1.45%      1.34%      1.50%       1.38%      1.70%
Expenses               1.35%      1.61%      1.36%      1.48%       1.36%      1.46%      1.35%      1.51%       1.38%      1.70%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%



                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class C             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver              1.39%      1.65%      1.40%      1.53%       1.40%      1.50%      1.39%      1.55%       1.43%      1.75%
Expenses               1.40%      1.65%      1.41%      1.53%       1.41%      1.51%      1.40%      1.56%       1.43%      1.75%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%



                            2006                  2005                   2004                  2003                   2002

                  Previously            Previously             Previously            Previously             Previously
Class I             Reported   Restated   Reported   Restated    Reported   Restated   Reported   Restated    Reported   Restated
Expenses, net
of waiver               .58%       .84%       .59%       .72%        .60%       .70%       .59%       .75%        .62%       .95%
Expenses                .59%       .85%       .60%       .72%        .60%       .70%       .59%       .75%        .62%       .95%
Portfolio turnover    65.46%        56%     35.28%        33%      22.46%        20%     37.75%        34%      35.75%        27%


While the Statements of Assets and Liabilities for these Portfolios as of June 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate certificates by corresponding amounts at each year, with no effect on previously reported net assets.

The Statements of Operations for each of these Portfolios for the years ended June 30, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments - net, and the change in unrealized appreciation/depreciation on investments - net, by corresponding and offsetting amounts.

The Statements of Changes in Net Assets for each of these Portfolios for the years ended June 30, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) on investments - net, and change in unrealized appreciation/ depreciation - net, by corresponding and offsetting amounts.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Notes to Financial Statements (concluded)


9. Subsequent Event:
On September 29, 2006, BlackRock, Inc. and ML & Co. combined ML & Co.'s investment management business, Merrill Lynch Investment Managers, L.P., and its affiliates, including FAM, with BlackRock, Inc. to create a new independent company. Merrill Lynch Municipal Bond Fund, Inc. (consisting of Short-Term Portfolio, Insured Portfolio, National Portfolio and High Yield Portfolio) were renamed BlackRock Municipal Bond Fund (the "Bond Fund"), BlackRock Short-Term Municipal Fund, BlackRock Municipal Insured Fund, BlackRock National Municipal Fund and BlackRock High Yield Municipal Fund, respectively.

On August 15, 2006, shareholders of each of these Funds approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between Bond Fund and the Manager became effective on September 29, 2006.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Municipal Bond Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Merrill Lynch Municipal Bond Fund, Inc. (the "Funds") comprising the Short-Term, Insured and National Portfolios as of June 30, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Merrill Lynch Municipal Bond Fund, Inc. as of June 30, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 8, the statements of assets and liabilities as of June 30, 2006, including the schedules of investments, of the Insured and National Portfolios, and the related statements of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended, and certain of the related financial highlights for each of the five years in the period then ended have been restated.


Deloitte & Touche LLP
Princeton, New Jersey
August 23, 2006
(May 18, 2007 as to Notes 8 and 9)




MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement - Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund on behalf of each Portfolio and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by each Portfolio's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 12, 2006. The Board also approved the issuance of new classes of shares and new distribution arrangements with respect to these new share classes, including higher distribution fees for certain new share classes, to take effect after the closing of the Transaction. The Board also approved revised front-end sales charge schedules with respect to certain classes of shares of the Fund.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding each Portfolio. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction, including a proposed reorganization in which Short-Term Portfolio would acquire the assets and liabilities of BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock Funds, on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Portfolio and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Portfolio should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Portfolios as investment products;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of each Portfolio's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in November 2005, the Board performed, on behalf of each Portfolio, a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to each Portfolio; and that the advisory and/or management fees paid by each Portfolio, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result no Portfolio would bear any costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to each Portfolio by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for each Portfolio were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Portfolio; (b) operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Portfolio's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials were prepared separately for each Portfolio, and included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Portfolio's portfolio management team on investment strategies used by the Portfolio during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund/Portfolio; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of portfolio holdings, portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Portfolio.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to each Portfolio, and that the New Investment Advisory Agreement should be approved and recommended to shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of each Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and each Portfolio's investment performance, but also considered certain areas in which both the Investment Adviser and each Portfolio receive services as part of the Merrill Lynch complex. The Board compared each Portfolio's performance--both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect each Portfolio; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Portfolio. The directors considered the fact that it was being proposed that Short-Term Portfolio acquire the assets and liabilities of BlackRock UltraShort Municipal Portfolio, a portfolio of BlackRock Funds, as part of a reorganization.

The directors were given information with respect to the potential benefits to each Portfolio and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to each Portfolio under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to each Portfolio under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed each Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared each Portfolio's total expenses to those of other comparable funds. The information showed that each Portfolio had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to each Portfolio. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to each Portfolio, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that each Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and each Portfolio.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and each Portfolio. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in each Portfolio's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of each Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Fund/Portfolio to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund/Portfolios appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, each Portfolio's total advisory fees would be no higher than its fees under the Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for each Portfolio were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing each Portfolio's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for each Portfolio would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.




MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for each Portfolio. The directors compared each Portfolio's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Portfolio's performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed each Portfolio's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of each Portfolio.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that for each Portfolio the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that each Portfolio operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of a Portfolio during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser or any Portfolio. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in any Portfolio's expenses as a result of the Contingent Subadvisory Agreement.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that each Portfolio operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of a Portfolio's operations and administration and the BlackRock Subadviser would provide advisory services to the Portfolio under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that no Portfolio's total advisory fees would increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by each Portfolio to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



Important Tax Information


All of the net investment income distributions paid monthly by Merrill Lynch Municipal Bond Fund, Inc. during the taxable year ended June 30, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, Insured Portfolio of Merrill Lynch Municipal Bond Fund, Inc. distributed long-term capital gains of $.029443 per share to shareholders of record on December 19, 2005.


Officers and Directors


                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                       Position(s)  Length of                                                    Fund Complex   Directorships
                       Held with    Time                                                         Overseen by    Held by
Name, Address & Age    Fund         Served     Principal Occupation(s) During Past 5 Years       Director       Director
Interested Director

Robert C. Doll, Jr.*   President    2005 to    President of the MLIM/FAM-advised funds since     131 Funds      None
P.O. Box 9011          and          present    2005; President and Chief Investment Officer      178 Portfolios
Princeton,             Director                of MLIM and FAM since 2001; Co-Head
NJ 08543-9011                                  (Americas Region) thereof from 2000 to 2001
Age: 51                                        and Senior Vice President from 1999 to 2001;
                                               President and Director of Princeton Services, Inc.
                                               ("Princeton Services") since 2001; President
                                               of Princeton Administrators, L.P. ("Princeton
                                               Administrators") since 2001; Chief Investment
                                               Officer of OppenheimerFunds, Inc. in 1999
                                               and Executive Vice President thereof from 1991
                                               to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
   Fund based on his positions with MLIM, FAM, Princeton Services and Princeton
   Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Portfolios in  Other Public
                       Position(s)  Length of                                                    Fund Complex   Directorships
                       Held with    Time                                                         Overseen by    Held by
Name, Address & Age    Fund         Served     Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors*


Ronald W. Forbes**     Director     1997 to    Professor Emeritus of Finance, School of          49 Funds       None
P.O. Box 9095                       present    Business, State University of New York at         51 Portfolios
Princeton,                                     Albany since 2000 and Professor thereof from
NJ 08543-9095                                  1989 to 2000; International Consultant,
Age: 65                                        Urban Institute, Washington D.C. from 1995
                                               to 1999.


Cynthia A. Montgomery  Director     1994 to    Professor, Harvard Business School since 1989;    49 Funds       Newell
P.O. Box 9095                       present    Associate Professor, J.L. Kellogg Graduate School 51 Portfolios  Rubbermaid, Inc.
Princeton,                                     of Management, Northwestern University from                      (manufacturing)
NJ 08543-9095                                  1985 to 1989; Associate Professor, Graduate
Age: 53                                        School of Business Administration, University of
                                               Michigan from 1979 to 1985; Director, Harvard
                                               Business School Publishing since 2005; Director,
                                               McLean Hospital since 2005.


Jean Margo Reid        Director     2004 to    Self-employed consultant since 2001; Counsel      49 Funds       None
P.O. Box 9095                       present    of Alliance Capital Management (investment        51 Portfolios
Princeton,                                     adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                  Secretary of Sanford C. Bernstein & Co., Inc.
Age: 60                                        (investment adviser/broker-dealer) from 1997 to
                                               2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                               from 1994 to 2000; Director and Secretary of
                                               SCB, Inc. since 1998; Director and Secretary
                                               of SCB Partners, Inc. since 2000; and Director of
                                               Covenant House from 2001 to 2004.


Roscoe S. Suddarth     Director     2000 to    President, Middle East Institute, from 1995 to    49 Funds       None
P.O. Box 9095                       present    2001; Foreign Service Officer, United States      51 Portfolios
Princeton,                                     Foreign Service, from 1961 to 1995 and Career
NJ 08543-9095                                  Minister from 1989 to 1995; Deputy Inspector
Age: 70                                        General, U.S. Department of State, from 1991
                                               to 1994; U.S. Ambassador to the Hashemite
                                               Kingdom of Jordan from 1987 to 1990.


Richard R. West        Director     1981 to    Professor of Finance from 1984 to 1995,           49 Funds       Bowne & Co.,
P.O. Box 9095                       present    Dean from 1984 to 1993 and since 1995             51 Portfolios  Inc. (financial
Princeton,                                     Dean Emeritus of New York University's Leonard                   printers);
NJ 08543-9095                                  N. Stern School of Business Administration.                      Vornado Realty
Age: 68                                                                                                         Trust (real estate
                                                                                                                company);
                                                                                                                Alexander's, Inc.
                                                                                                                (real estate
                                                                                                                company)


Edward D. Zinbarg      Director     2000 to    Self-employed financial consultant since 1994;    49 Funds       None
P.O. Box 9095                       present    Executive Vice President of the Prudential        51 Portfolios
Princeton,                                     Insurance Company of America from 1988 to
NJ 08543-9095                                  1994; Former Director of Prudential Reinsurance
Age: 71                                        Company and former Trustee of the Prudential
                                               Foundation.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.

   Effective January 1, 2007, Edward D. Zinbarg retired as a Director of
   Merrill Lynch Municipal Bond Fund, Inc. The Fund's Board of Directors wishes Mr. Zinbarg well in his retirement.


MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006


Officers and Directors (concluded)

                       Position(s)  Length of
                       Held with    Time
Name, Address & Age    Fund         Served     Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke       Vice          1993 to    Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011         President     present    First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
Princeton,            and           and        Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
NJ 08543-9011         Treasurer     1999 to    of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice
Age: 46                             present    President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                               1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.


Kenneth A. Jacob      Senior        2002 to    Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011         Vice          present    Director of MLIM from 1997 to 2000.
Princeton,            President
NJ 08543-9011
Age: 55


John M. Loffredo      Senior        2002 to    Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011         Vice          present    Director of MLIM from 1997 to 2000.
Princeton,            President
NJ 08543-9011
Age: 42


Robert A. DiMella     Vice          1999 to    Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2004;
P.O. Box 9011         President     present    Director of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2001.
Princeton,
NJ 08543-9011
Age: 39


Peter J. Hayes        Vice          1996 to    Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000;
P.O. Box 9011         President     present    Director of MLIM from 1997 to 2000; Vice President of MLIM from 1988 to 1997.
Princeton,
NJ 08543-9011
Age: 47


Walter C. O'Connor    Vice          1996 to    Managing Director (Municipal Tax-Exempt Fund Management) of MLIM since 2003;
P.O. Box 9011         President     present    Director of MLIM from 2000 to 2003; Vice President of MLIM from 1993 to 2000.
Princeton,
NJ 08543-9011
Age: 44


Jeffrey Hiller        Chief         2004 to    Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011         Compliance    present    and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,            Officer                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                  Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                        Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino   Secretary     2004 to    Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999
P.O. Box 9011                       present    to 2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-637-3863.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief Compliance Officer of the Fund. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Fund. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Inspections and Examinations, with the U.S. Securities and Exchange Commission.


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



MERRILL LYNCH MUNICIPAL BOND FUND, INC.                           JUNE 30, 2006



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg (retired as of December 31, 2006).

Item 4 -   Principal Accountant Fees and Services

           Short Term Portfolio of BlackRock Municipal Bond Fund, Inc. (formerly Limited Maturity Portfolio)

           (a) Audit Fees -     Fiscal Year Ending June 30, 2006 - $27,500
                                Fiscal Year Ending June 30, 2005 - $27,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending June 30, 2006 - $15,400
                                Fiscal Year Ending June 30, 2005 - $0

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -       Fiscal Year Ending June 30, 2006 - $6,000
                                Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending June 30, 2006 - $0
                                Fiscal Year Ending June 30, 2005 - $0

           National Portfolio of BlackRock Municipal Bond Fund, Inc.

           (a) Audit Fees -     Fiscal Year Ending June 30, 2006 - $31,600
                                Fiscal Year Ending June 30, 2005 - $35,700

           (b) Audit-Related Fees -
                                Fiscal Year Ending June 30, 2006 - $0
                                Fiscal Year Ending June 30, 2005 - $10,500

           The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

           (c) Tax Fees -       Fiscal Year Ending June 30, 2006 - $6,000
                                Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending June 30, 2006 - $0
                                Fiscal Year Ending June 30, 2005 - $0

           Insured Portfolio of BlackRock Municipal Bond Fund, Inc.

           (a) Audit Fees -     Fiscal Year Ending June 30, 2006 - $31,600
                                Fiscal Year Ending June 30, 2005 - $31,000

           (b) Audit-Related Fees -
                                Fiscal Year Ending June 30, 2006 - $0
                                Fiscal Year Ending June 30, 2005 - $0

           (c) Tax Fees -       Fiscal Year Ending June 30, 2006 - $6,000
                                Fiscal Year Ending June 30, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees - Fiscal Year Ending June 30, 2006 - $0
                                Fiscal Year Ending June 30, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending June 30, 2006 - $2,909,800
               Fiscal Year Ending June 30, 2005 - $8,181,305

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of May 18, 2007, the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR/A was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-(2) of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the National Portfolio's and Insured Portfolio's participation in certain inverse floater structures that necessitated restatement of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

           Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

           Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

           A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

           Subsequent to the initial filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at June 30, 2006. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the National Portfolio's and Insured Portfolio's financial statements as of and for the period ended June 30, 2006, including prior periods where applicable, were restated to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. The restatement had no impact on net assets, net asset value per share or total return.

           Subsequent to June 30, 2006, but prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at May 18, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, subsequent to June 30, 2006, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Municipal Bond Fund, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: June 7, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: June 7, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Municipal Bond Fund, Inc.


Date: June 7, 2007